UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SCORPIUS HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

June [●], 2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Scorpius Holdings, Inc.:

We hereby notify you that the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting” or “Annual Meeting”) of Scorpius Holdings, Inc., a Delaware corporation (the “Company”), will be held on July 19, 2024 beginning at 10:00 a.m. Eastern Time, at the Company’s offices, 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560, for the following purposes:

(1)	to elect the four (4) nominees for director named in the accompanying proxy statement to our Board of Directors (the “Board of Directors”) to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2024;

(3)	to approve an amendment to our 2018 Stock Incentive Plan, in substantially the form attached to the accompanying proxy statement as Appendix A, to increase the number of shares of common stock, par value $0.0002 per share (“Common Stock”), that we will have authority to grant under the plan by an additional 30,000,000 shares of Common Stock (the “Plan Increase Proposal”);

(4)	to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the accompanying proxy statement as Appendix B, at the discretion of the Board of Directors of the Company, to effect a reverse stock split with respect to the Company’s issued and outstanding shares of Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-100 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment (the “Reverse Stock Split Proposal”);

(5)	to approve, for purposes of complying with the NYSE American listing rules, of the issuance of up to 20,781,771 shares of Common Stock to Elusys Holdings Inc., an entity controlled by Jeffrey Wolf, upon the conversion of the Amended and Restated Convertible Promissory Note (including the principal amount of $2,250,000 plus all accrued interest thereon calculated as of the date of maturity) that was issued to Elusys Holdings Inc. on May 1, 2024 (the “Convertible Note Proposal”);

(6)	to approve an adjournment of the 2024 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Plan Increase Proposal, the Reverse Stock Split Proposal and/or the Convertible Note Proposal; and

(7)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on June 13, 2024 as the record date for determining those stockholders who are entitled to notice of and to vote at the 2024 Annual Meeting or any adjournment or postponement of the 2024 Annual Meeting. The list of the stockholders of record as of the close of business on June 13, 2024 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2024

On or about June [●], 2024, we will begin mailing the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”). This Notice of Annual Meeting of Stockholders, the proxy statement and the 2023 Annual Report are available at www.scorpiusbiologics.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS AND SUCH MATERIALS WILL BE SENT TO YOU.

By order of the Board of Directors, Jeffrey Wolf Chairman, Chief Executive Officer and President

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on July 19, 2024

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0002 par value per share, of Scorpius Holdings, Inc., a Delaware corporation (referred to as “Scorpius,” the “Company,” “we,” or “us” and formerly known as NightHawk Biosciences, Inc. and as Heat Biologics, Inc.), in connection with the solicitation by the Board of Directors of Scorpius (the “Board of Directors” or the “Board”) of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting” or “Annual Meeting”) to be held on July 19, 2024, beginning at 10:00 a.m. Eastern Time at Scorpius’ offices located at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560, and at any adjournment or postponement of our 2024 Annual Meeting.

You are invited to attend the 2024 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2024 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the four (4) nominees named herein for election to the Board of Directors (“Proposal 1”); (2) FOR the ratification of the appointment of BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2024 (“Proposal 2” or the “Ratification Proposal”); (3) FOR the approval of an amendment to our 2018 Stock Incentive Plan, in substantially the form attached to the proxy statement as Appendix A, to increase the number of shares of common stock, par value $0.0002 per share (“Common Stock”), that we will have authority to grant under the plan by an additional 30,000,000 shares of Common Stock (“Proposal 3” or the “Plan Increase Proposal”); (4) FOR the approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the proxy statement as Appendix B, at the discretion of the Board of Directors of the Company, to effect a reverse stock split (the “Reserve Stock Split”) with respect to the Company’s issued and outstanding shares of Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-100 (the “Range”), with the ratio within such Range (the “Reverse Stock Split Ratio”) to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment (“Proposal 4” or the “Reverse Stock Split Proposal”); (5) FOR the approval, for purposes of complying with the NYSE American listing rule, of the issuance of up to 20,781,771 shares of Common Stock to Elusys Holdings Inc., an entity controlled by Jeffrey Wolf, upon the conversion of the Amended and Restated Convertible Promissory Note (including the principal amount of $2,250,000 and all accrued interest thereon calculated as of the date of maturity) that was issued to Elusys Holdings Inc. on May 1, 2024 (“Proposal 5” or the “Convertible Note Proposal”); and (6) FOR the approval of an adjournment of the 2024 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Plan Increase Proposal, the Reverse Stock Split Proposal and/or the Convertible Note Proposal (“Proposal 6” or the “Adjournment Proposal”).

ANNUAL MEETING ADMISSION

All stockholders as of June 13, 2024 (the “Record Date”) are welcome to attend the 2024 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the Record Date. Such evidence of ownership can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2024 Annual Meeting, you will be required to present proof of your ownership of our Common Stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2024 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2024 Annual Meeting.

On or about June [●], 2024, we will begin mailing the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023, which is not a part of our proxy solicitation materials.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Scorpius’ transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by Scorpius. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2024 Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet, by telephone, or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2024 Annual Meeting in accordance with your instructions. The procedures for voting are fairly simple:

•	Submit a Proxy by Mail. If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

•	Submit a proxy by Internet or Telephone. If you choose to submit a proxy by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you submit a proxy by telephone call 1-800-690-6903 and follow the instructions. Your internet or telephonic voting instructions must be received by 11:59 p.m. Eastern Time on July 18, 2024 to be counted.

•	Vote at the Annual Meeting. Submitting a proxy by mail, internet or telephone will not limit your right to vote at the 2024 Annual Meeting if you decide to attend in person.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and this proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares.  You should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker, bank or other nominee included with these proxy materials. Internet and telephone voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2024 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee.

QUESTIONS AND ANSWERS

Q:	What information is contained in the proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the 2024 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.scorpiusbiologics.com.

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Q:	What items of business will be voted on at the 2024 Annual Meeting?

A:	The six (6) items of business scheduled to be voted on at the 2024 Annual Meeting are: (1) the election of the four (4) nominees named herein as directors; (2) the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2024; (3) the approval of an amendment to the 2018 Stock Incentive Plan, in substantially the form attached to the proxy statement as Appendix A, to increase the number of shares of Common Stock that we will have authority to grant under the plan by an additional 30,000,000 shares; (4) the approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in the form attached to the proxy statement as Appendix B, at the discretion of the Board of Directors of the Company, to effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-100, with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment; (5) the approval, for purposes of complying with the NYSE American listing rule, of the issuance of up to 20,781,771 shares of Common Stock to Elusys Holdings Inc., an entity controlled by Jeffrey Wolf, upon the conversion of the Amended and Restated Convertible Promissory Note (including the principal amount of $2,250,000 and all accrued interest thereon calculated as of the date of maturity) that was issued to Elusys Holdings Inc. on May 1, 2024; and (6) the approval of an adjournment of the 2024 Annual Meeting to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of Proposal 3, Proposal 4 and/or Proposal 5.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (1) FOR each of the nominees named herein for election to the Board of Directors; (2) FOR the Ratification Proposal; (3) FOR the Plan Increase Proposal; (4) FOR the Reverse Stock Split Proposal; (5) FOR the Convertible Note Proposal; and (6) FOR the Adjournment Proposal.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date, June 13, 2024. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q.	How may I vote?

A.

You may either vote FOR all four (4) of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify.

With respect to Proposals 2, 3, 4, 5 or 6, you may vote FOR, AGAINST, or ABSTAIN.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name on the books of Scorpius maintained with Scorpius’ transfer agent, Continental Stock Transfer & Trust Company, you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by Scorpius. As the stockholder of record, you have the right to directly grant your voting proxy or to directly vote in person at the 2024 Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held, not in your name, but rather in an account at a stock brokerage firm, bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2024 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2024 Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

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Q:	What happens if I do not vote?
A:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker, bank or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers, banks and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker, bank or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote.

Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposals 1, 3 and 5 are non-routine matters and Proposals 2, 4 and 6 will be treated by the NYSE as routing matters. Accordingly, your broker, bank or nominee may not vote your shares on Proposals 1, 3 or 5 without your instructions, but may vote your shares on Proposals 2, 4 and 6 in the absence of your instruction. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the 2024 Annual Meeting.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?
A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR all four (4) of the nominees to the Board of Directors named in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5 and FOR Proposal 6. If any other matter is properly presented at the 2024 Annual Meeting, the proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:	Can I change my vote or revoke my proxy?

A:

Stockholder of Record: Shares Registered in Your Name

You may change your vote or revoke your proxy at any time before the final vote at the 2024 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Scorpius Holdings, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560; (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines that are described on the proxy card; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) vote your shares in person at the 2024 Annual Meeting. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request. The last vote received chronologically will supersede any prior votes.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or nominee.

Q:	How are votes counted?

A:	In the election of directors (Proposal 1), you may vote FOR all of the four (4) nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the four nominees. With respect to Proposals 2, 3, 4, 5 and 6 you may vote FOR, AGAINST, or ABSTAIN.

If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and you submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the four (4) nominees for election to the Board of Directors; (2) FOR the Ratification Proposal; (3) FOR the Plan Increase Proposal; (4) FOR the Reverse Stock Split Proposal; (5) FOR the Convertible Note Proposal and (6) FOR the Adjournment Proposal.

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Q:	What is a quorum and why is it necessary?

A:	Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one-third of our shares of Common Stock outstanding and entitled to vote on June 13, 2024 are necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2024 Annual Meeting in person. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy, by majority vote, may adjourn the meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?

A:	For Proposal 1 (the election of directors), the four (4) persons named herein receiving the highest number of FOR votes (a plurality of the votes cast) will be elected. Only votes FOR will affect the outcome. Abstentions, withheld votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2, which relates to the ratification of the appointment of BDO, as our independent registered public accounting firm for the year ending December 31, 2024, must receive the affirmative vote of the holders of a majority of the votes cast FOR such proposal at the 2024 Annual Meeting. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of BDO to you for ratification as a matter of good corporate practice. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes are not expected to exist for this matter. This vote is advisory, and therefore is not binding on us, the Audit Committee or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be approved, the Plan Increase Proposal (Proposal 3) must receive the affirmative vote of the holders of a majority of the votes cast FOR such proposal. Since abstentions and broker non-votes on this proposal are not considered votes cast, they will have no effect on the vote on this proposal.

To be approved, the Reverse Stock Split Proposal (Proposal 4) must receive the affirmative vote of the holders of a majority of the votes cast FOR such proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

To be approved, the Note Conversion Proposal (Proposal 5) must receive the affirmative vote of the holders of a majority of the votes cast FOR such proposal. Since abstentions and broker non-votes on this proposal are not considered votes cast, they will have no effect on the vote on this proposal.

To be approved, the Adjournment Proposal (Proposal 6) must receive the affirmative vote of the holders of a majority of the votes cast on such proposal. Since abstentions on this proposal are not considered votes cast, they will have no effect on the vote on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker or nominee is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matters to be submitted to our stockholders at the 2024 Annual Meeting are Proposals 2, 4 and 6. If you do not direct your broker how to vote for Proposals 2, 4 and 6 your broker may exercise discretion and your broker may vote your shares on that proposal in its discretion. Therefore, it is important that you provide voting instructions to your broker or other nominee, if you wish to determine the voting of your shares for Proposals 2, 4 and 6. Proposals 1, 3 and 5 are not routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposals 1, 3 and 5 your broker may not exercise discretion and may not vote your shares on that proposal.

Abstentions and broker non-votes will be counted in determining the quorum but will have no effect on the outcome any of the Proposals.

We recommend you vote FOR all four (4) director nominees; and FOR Proposals 2, 3, 4, 5 and 6.

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Q:	What should I do if I receive more than one proxy statement?

A:	You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2024 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2024 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2024 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2024 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2024 Annual Meeting?

A:	Other than the six (6) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2024 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Jeffrey Wolf, our Chief Executive Officer, and Mr. William Ostrander, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2024 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our Common Stock that is issued and outstanding as of the close of business on June 13, 2024, the Record Date, is entitled to be voted on all items being voted on at the 2024 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, June 13, 2024, [●] shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Scorpius or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2024 Annual Meeting?

A:

The Board of Directors is making this solicitation on behalf of Scorpius, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition, we have retained D. F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D. F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services.

Q.	Who can help answer my questions?

A.	If you have any questions about the 2024 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Scorpius Holdings, Inc., at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560 or by phone at (919) 240-7133. You can also contact D.F. King & Co., Inc. toll-free at (866) 796-6867 with any questions you may have regarding our proposals.

Q:	When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing by [●], 2025, to the attention of the Corporate Secretary of Scorpius Holdings, Inc. at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560 and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. See also “Stockholder Proposals for the 2025 Annual Meeting” elsewhere in this proxy statement. If you wish to submit a proposal (including a director nomination) at the meeting, you must do so in accordance with Scorpius’ second amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2025 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. However, if we hold the 2025 Annual Meeting on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by the Company. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal or nomination that such stockholder intends to present at the 2025 Annual Meeting. Based on this year’s annual meeting date of July 19, 2024, a notice will be considered timely for the 2025 Annual Meeting if the Corporate Secretary receives it not earlier than the close of business on March 21, 2025 and not later than the close of business on April 20, 2025. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 20, 2025. If the date of the 2025 Annual Meeting is changed by more than 30 days before or after July 19, 2025, then notice required by Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

See “Stockholder Proposals for the 2025 Annual Meeting” included elsewhere in this proxy statement for additional information regarding stockholder proposals and director nominations at the 2025 Scorpius Holdings, Inc. Annual Meeting of Stockholders.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the Nominating and Governance Committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Served as a Director Since
Jeffrey Wolf	61	Chairman of the Board of Directors, Chief Executive Officer and President	2008
John Monahan, Ph.D.	77	Director	2009
John K.A. Prendergast, Ph.D.	70	Director (Lead Director)	2016
Edward B. Smith, III	48	Director	2010

Currently, the Board of Directors consists of four (4) members: Jeffrey Wolf (Chairman), John Monahan, Ph.D., John K.A. Prendergast, Ph.D. (Lead Director) and Edward B. Smith, III. All of the current members have been nominated by the Board of Directors of Scorpius for election as directors of Scorpius. The Board of Directors believes that it is in the best interests of Scorpius to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2024 Annual Meeting, if any of the nominees named above is unable or unwilling to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of Common Stock for which they have been granted a proxy for the election of each of such replacement nominees. Proxies may not be voted for more than four directors. Stockholders may not cumulate votes. Directors elected at the Annual Meeting shall serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified.

The Board of Directors believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating and Governance Committee seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of the Company’s current nominees for election as directors:

Jeffrey Wolf, Chairman of the Board of Directors, Chief Executive Officer and President

Mr. Wolf has served as our Chairman of the Board of Directors, Chief Executive Officer and President since our inception. He founded Heat Biologics in August 2008. Mr. Wolf also serves as the Chief Executive Officer of Elusys Holdings, Inc. Mr. Wolf served from June 1997 to March 2011, as managing director at Seed-One Ventures, LLC a venture firm focused on launching and growing exceptional healthcare companies from the ground up. Since founding Seed-One, Mr. Wolf has founded and run several biomedical companies. Mr. Wolf’s start-ups include Avigen, Inc., a gene therapy company where he was a co-founder and director; TyRx Pharma, a Princeton-based company focused on the development of bio-compatible polymers where he was a co-founder and Chairman and Elusys Therapeutics, where he was for several years a co-founder, Chairman and Chief Executive Officer; and Generation One, a company focused on mobile-based collaborative care, where he was the founder, Chairman and Chief Executive Officer. Mr. Wolf received his M.B.A. from Stanford Business School, his J.D. from New York University School of Law and his B.A. from the University of Chicago, where he graduated with honors in Economics. Mr. Wolf serves as a director of several Seed-One portfolio companies and serves as a director of Theriva Biologics, Inc. (formerly known as Synthetic Biologics, Inc.), a clinical stage company developing oncology drugs.

We selected Mr. Wolf to serve on our Board as our Chairman because he brings to the board extensive knowledge of the pharmaceutical and biotechnology industries. Having served in senior corporate positions in several biomedical companies, he has a vast knowledge of the industry and brings to the board significant executive leadership and operational experience. His business experience provides him with a broad understanding of the operational, financial and strategic issues facing public companies and his service on other public company boards provides him with extensive corporate governance knowledge.

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John Monahan, Ph.D., Director

Dr. Monahan has served on our Board of Directors since November 2009. Dr. Monahan co-founded Avigen Inc. in 1992, a pharmaceutical company. Over a 12 year period as CEO of Avigen he raised over $235 million in several private and public financings including its IPO. From 1989 to 1992, he was VP of R&D at Somatix Therapy Corp., and from 1985 to 1989 he was Director of Molecular & Cell Biology at Triton Biosciences Inc. Prior to that, from 1982 to 1985, he was Research Group Chief, Department of Molecular Genetics, Hoffmann-LaRoche AG. and from 1975 to 1977 he was an instructor at Baylor College of Medicine located in Houston, Texas. He received his Ph.D. in Biochemistry in 1974 from McMaster University in Canada and his B.Sc. from University College in Dublin, Ireland in 1969. Dr. Monahan is a Scientific Advisory Board member of Agilis Biotherapeutics, LLC. Dr. Monahan currently is a board member of Theriva Biologics, Inc., and served as a scientific advisory consultant to Theriva Biologics, Inc. (formerly known as Synthetic Biologics, Inc.) from 2015 to November 10, 2020, prior to his appointment as a board member, and from 2010 through 2015 he was the Senior Executive Vice President of Research & Development at Theriva Biologics, Inc. He is also a board member of a number of Irish biotech companies including Genable Technologies Ltd., Cellix Ltd., Luxcel Biosciences Ltd., and GK Technologies, Inc. and from August 2016 until May 2021, also was a board member of Anixa Biosciences, Inc. (formerly ITUS Corporation).

We selected Dr. Monahan to serve on our Board because he brings extensive knowledge of the pharmaceutical and biologics industry. Having served in senior corporate positions in many medical companies he has a vast knowledge of the industry.

John K. A. Prendergast, Ph.D., Lead Director

Dr. Prendergast has served on our Board since April 2016. Dr. Prendergast is co-founder of Palatin Technologies, Inc. (“Palatin”), a biopharmaceutical company developing targeted, receptor-specific peptide therapeutics for the treatment of diseases with significant unmet medical need and commercial potential. Dr. Prendergast has been Chairman of the Board of Palatin since June 14, 2000, and a director since August 1996. Dr. Prendergast has been president and sole stockholder of Summercloud Bay, Inc., an independent consulting firm providing services to the biotechnology industry, since 1993. He was previously a member of the board of the life science companies AVAX Technologies, Inc., Avigen, Inc. and MediciNova, Inc and previously executive chairman of the Board of Directors of Antyra, Inc., a privately-held biopharmaceutical firm. From October 1991 through December 1997, Dr. Prendergast was a managing director of The Castle Group Ltd., a medical venture capital firm. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a C.S.S. in administration and management from Harvard University.

We selected Dr. Prendergast to serve on our Board because he brings extensive industry experience in corporate development and finance in the life sciences field. His prior service on other publicly traded company boards provides experience relevant to good corporate governance practices.

Edward B. Smith, III, Director

Mr. Smith has served on our Board since November 2010. Since January 1, 2015, Mr. Smith has also been Managing Member of Aristar Capital Management, LLC, a New York-based investment firm founded in 2015. From April 14, 2017 through July 14, 2017, Mr. Smith served as the interim Chief Executive Officer and interim Chief Financial Officer of Agritech Worldwide, Inc. (“Agritech,” formerly Z Trim Holdings, Inc.), a manufacturer of environmentally friendly agricultural functional ingredients. From January 2015 until May 2016, Mr. Smith also served as the Chief Executive Officer of Agritech and from 2009 through July 2017 he served as a board member of Agritech. From April 2005 through December 2014, Mr. Smith served as the Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. Prior to founding BCM, Mr. Smith worked at Gracie Capital from 2004-2005, GTCR Golder Rauner from 1999-2001 and Credit Suisse First Boston from 1997-1999. Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School.

We selected Mr. Smith to serve on our Board because he brings a strong business background to our company, and adds significant strategic, business and financial experience. Mr. Smith’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us. His past service on other public company boards provides him with extensive corporate governance knowledge and insight into issues faced by companies similar to ours.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2024 Annual Meeting in person or by proxy will be elected. Abstentions, withheld votes and broker non-votes will not affect the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOUR NOMINEES LISTED ABOVE

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Our Common Stock is listed on the NYSE American LLC (the “NYSE American”). Under the NYSE American listing standards, independent directors must comprise a majority of a listed company’s board of directors and all members of the Audit Committee, Compensation Committee and Nominating and Governance Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the NYSE American listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. No director or executive officer of the Company is related by blood, marriage or adoption to any other director or executive officer.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (ii) be an affiliated person of the listed company or any of its subsidiaries.

The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with our company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that the following current directors, constituting a majority of the members of the board, are independent as defined in the applicable listing standards of the NYSE American: Dr. Monahan, Dr. Prendergast and Mr. Smith. The Board determined the Mr. Wolf was not independent under the rules of the NYSE American due to his current position as Chief Executive Officer of our company.

In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of capital stock by each non-employee director, and the transactions involving them described in the section of this proxy statement entitled “Transactions With Related Persons, Promoters and Certain Control Persons.”

Stockholder Communications with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board of Directors, any Board of Directors committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Scorpius Holdings, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

All communications received as set forth in the preceding paragraph will be opened by our Corporate Secretary. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in Scorpius for review and possible response.

Corporate Governance

Board Leadership Structure

Mr. Wolf, the Company’s Chief Executive Officer, also serves as Chairman of the Board of Directors. We have a separate, independent Lead Director. Although we do not have a formal policy addressing the topic, we believe that when the Chairman of the Board is an employee of the Company or otherwise not independent, it is important to have a separate Lead Director, who is an independent director.

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Dr. Prendergast serves as the Lead Director. In that role, he presides over the Board’s executive sessions, during which our independent directors meet without management, and he serves as the principal liaison between management and the independent directors of the Board. The Lead Director also:

●	confers with the Chairman of the Board regarding Board meeting agenda;
●	chairs meetings of the independent directors including, where appropriate, setting the agenda and briefing the Chairman of the Board on issues discussed during the meeting;
●	oversees the annual performance evaluation of the CEO;
●	consults with the Nominating and Governance Committee and the Chairman of the Board regarding assignment of Board members to various committees; and
●	performs such other functions as the Board may require.

We believe the combination of Mr. Wolf as our Chairman of the Board and an independent director as our Lead Director is an effective structure for our company. The division of duties and the additional avenues of communication between the Board and our management associated with this structure provide the basis for the proper functioning of our Board and its oversight of management.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of our company’s risks. The Board regularly reviews information regarding our company’s strategy, finances and operations, as well as the risks associated with each. The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting, internal controls and legal and regulatory compliance as well as cybersecurity. The Audit Committee undertakes, at least annually, a review to evaluate these risks. The members then meet separately with management responsible for such area, including our Chief Financial Officer, and report to the Audit Committee on any matters identified during such discussions with management. In addition, the Compensation Committee considers risks related to the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. In addition, the Nominating and Governance Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their respective areas of responsibility.

Code of Business Conduct and Ethics

We have long maintained a Code of Business Conduct and Ethics (the “Code”) that is applicable to all of our directors, officers and employees. We undertake to provide a printed copy of this code free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Corporate Secretary. The Code is posted on our website at www.scorpiusbiologics.com. We intend to disclose any changes in or waivers from the Code on our website at www.scorpiusbiologics.com. The information on the website is not and should not be considered part of this proxy statement and is not incorporated by reference in this proxy statement.

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy (the “Trading Policy”) with respect to the policies and procedures covering trades of our securities. The Trading Policy, which applies to all officers, employees, members of the Board of Directors, and consultants of the Company (each a “Covered Person”), prohibits, among other things, Covered Persons from hedging and pledging our securities. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our Common Stock, including short sales, derivatives, put options, swaps and collars.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

The charters for each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee are available on our website at www.scorpiusbiologics.com. Information contained on or accessible through our website is not a part of this Proxy Statement and the inclusion of such website address in this proxy statement is an inactive textual reference only.

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Board Members	Audit Committee	Compensation Committee	Nominating and Governance Committee
Jeffrey Wolf	—	—	—
John Monahan, Ph.D.	Member	Chairman	Member
Edward B. Smith, III	Chairman	Member	Chairman
John K.A. Prendergast, Ph.D.*	Member	Member	Member

_____________________________

* Dr. Prendergast serves as our independent Lead Director.

Director Independence

Our Common Stock is listed on the NYSE American. Under the rules of NYSE American, independent directors must comprise a majority of a listed company’s board of directors and all members of our Audit, Compensation and Nominating and Governance Committees must be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that Dr. Monahan, Mr. Smith and Dr. Prendergast, representing three of our four directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the NYSE American. In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. We intend to comply with the other independence requirements for committees within the time periods specified above.

Audit Committee

Dr. Monahan, Mr. Smith, and Dr. Prendergast currently serve as members of the Audit Committee, with Mr. Smith serving as the chair. The Board has determined that Dr. Monahan, Mr. Smith and Dr. Prendergast are each “independent” in accordance with the NYSE American definition of independence, meets the additional independence standards for audit committee members established by the SEC, and each is an “audit committee financial expert”, as defined by the SEC regulations, and each has the related financial management expertise within the meaning of the NYSE American rules. The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of our accounting and financial reporting processes, internal controls and audit functions, including our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Pursuant to its charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approves if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404. In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the accounting practices of the Company and the Company’s internal controls and legal compliance functions. The Audit Committee is also responsible for the review of our policies regarding information technology security and protection from cyber risks and also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-K and 10-Q. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.scorpiusbiologics.com. The charter describes the nature and scope of responsibilities of the Audit Committee.

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Compensation Committee

Our Compensation Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast, each of whom the Board has determined to be independent in accordance with the NYSE American definition of independence and qualify as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. Dr. Monahan serves as the chair of the Compensation Committee. This Compensation Committee determines, approves, and reports to the Board of Directors on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend, and rescind rules relating to our stock incentive plans, to recommend the grant of options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

Our Compensation Committee annually reviews the compensation program for our Chief Executive Officer and other members of senior management. In each case, the Compensation Committee takes into account the results achieved by the executive, his or her future potential, and his or her scope of responsibilities and experience. During our fiscal year ended December 31, 2023, the Compensation Committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options. The Compensation Committee also is responsible for adopting and revising and overseeing our clawback policy. The Compensation Committee has the authority under its charter to retain compensation consultants to assist in carrying out its responsibilities.

The Compensation Committee administers our equity incentive plans, including review and recommendation of long-term incentive compensation for each executive, director and employee, including grants of stock options. The Compensation Committee believes that this long-term incentive compensation aligns the interests of our executives with those of our stockholders and furthers executive retention.

The Compensation Committee also reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs and committee members.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.scorpiusbiologics.com.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast, with Mr. Smith serving as the chair. The Board has determined that Dr. Monahan, Mr. Smith and Dr. Prendergast are each “independent” in accordance with the NYSE American definition of independence.

The functions performed by the Nominating and Governance Committee include:

●	recommending to the Board of Directors individuals for appointment to vacancies on any committee of the Board of Directors;
●	recommending to the Board of Directors regarding any changes to the size of the Board of Directors or any committee;
●	reporting to the Board of Directors on a regular basis; and
●	performing any other duties or responsibilities expressly delegated to the committee by the Board of Directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Nominating and Governance Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Governance Committee first determines whether the nominee must be independent for NYSE American purposes or whether the candidate must qualify as an “audit committee financial expert.” The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Nominating and Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business. We believe that the Board of Directors is currently well-balanced in terms of skills, experience and perspectives, and given the unique challenges currently facing the Company, including its recent shift to a contract development and manufacturing organization, it would not be in the best interests of the Company or its stockholders to replace any of the current directors now for the purpose of adding a diverse director or to add a new director. We will continue to seek director candidates who can contribute to the diversity of skills, experience and perspectives of the Board of Directors.

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The Nominating and Governance Committee will consider director candidates recommended by stockholders. In considering any person recommended by one of our stockholders, the Nominating and Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. The Nominating and Governance Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.scorpiusbiologics.com.

Ad Hoc Committees

From time to time we establish ad hoc committees to address particular matters. In April 2023, we formed a special committee (the “Special Committee”) comprised of Dr. Monahan, Mr. Smith, and Dr. Prendergast to evaluate strategic opportunities.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2023, the Board of Directors held 17 meetings. During our fiscal year ended December 31, 2023, our Audit Committee, Compensation Committee and Nominating and Governance Committee met 10 times, six times, and one time, respectively. In addition, the Special Committee met 47 times during our fiscal year ended December 31, 2023. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2023 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2023.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Jeffrey Wolf attended the 2023 Annual Meeting in person and our other directors attended the 2023 Annual Meeting of Stockholders by telephone.

2023 DIRECTOR COMPENSATION

Compensation of Directors

The following table sets forth information for the fiscal year ended December 31, 2023 regarding the compensation of our directors who at December 31, 2023 were not also named executive officers.

	Fees Earned
	or Paid	Option	Stock
Name and Principal Position	in Cash	Awards	Awards	Totals
John Monahan, Ph.D.	$81,500	$—	$—	$81,500
John K. A. Prendergast, Ph.D.	$301,000	$—	$—	$301,000
Edward B. Smith, III	$92,500	$—	$—	$92,500

As of December 31, 2023, the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

	Aggregate	Aggregate
	Number of	Number of
Name	Option Awards	Stock Awards
John Monahan, Ph.D.	245,578	—
John K. A. Prendergast, Ph.D.	339,605	—
Edward B. Smith, III	245,578	—

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Director Compensation Program

Our Compensation Committee conducted an evaluation of the compensation of the members of our Board of Directors for 2022 with assistance from Meridian Compensation Partners LLC, an independent compensation consultation. As a result of that review and the Compensation Committee’s discussion, changes were made to our non-employee director compensation program for 2022.  No changes were made to our director compensation program for 2023. Accordingly, for 2023 our non-employee director compensation program would consist of the following components:

•	an annual cash fee of $55,000;

•	each member of the Audit, Compensation and Nominating and Governance Committees will each receive and additional annual cash fee of $8,000, $5,000, and $5,000, respectively;

•	the Chairman of each of the Audit, Compensation and Nominating and Governance Committees will each receive an additional annual cash fee of $12,500, $8,500 and $7,000, respectively, and

•	The lead independent director receives a monthly cash fee of $14,000.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2023 was BDO. The Audit Committee of the Board of Directors has selected BDO as Scorpius’ independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

A representative of BDO is expected to be present either in person or via teleconference at the 2024 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BDO by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2024 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 2 at the 2024 Annual Meeting will be required to approve the this proposal. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2024.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed Scorpius’ audited consolidated financial statements as of and for the year ended December 31, 2023 with the management of Scorpius and BDO, Scorpius’ independent registered public accounting firm. Further, the Audit Committee has discussed with BDO the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Scorpius’ accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from BDO required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to BDO’s independence from Scorpius, and has discussed with BDO its independence from Scorpius. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Scorpius is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Scorpius and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining BDO’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of Scorpius’ internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Scorpius’ internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that Scorpius’ audited consolidated financial statements for the year ended December 31, 2023 and management’s assessment of the effectiveness of Scorpius’ internal control over financial reporting be included in Scorpius’ Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC. The Audit Committee has recommended, and the Board has approved the selection of BDO as Scorpius’ independent registered public accounting firm for the year ending December 31, 2024.

Submitted by the Audit Committee of Scorpius’ Board of Directors.

Members of the Audit Committee:

John Monahan, Ph.D.
John K.A. Prendergast. Ph.D.
Edward B. Smith, III

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2023 and 2022 by BDO USA, P.C. (f/k/a BDO USA, LLP).

	December 31,	December 31,
	2023	2022
Audit fees and expenses (1)	$702,600	$605,349

_________________________

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

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The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm during 2023 and 2022 were pre-approved by the Audit Committee.

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 PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR 2018 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 30,000,000 SHARES OF COMMON STOCK

On May 10, 2018, the Board of Directors adopted, and our stockholders subsequently approved on October 2, 2018, the Heat Biologics, Inc. 2018 Stock Incentive Plan (now known as the NightHawk Biosciences, Inc. 2018 Stock Incentive Plan) as subsequently amended in 2019, 2020, 2021 and 2022 (as amended, the “2018 Plan”). The 2018 Plan reserved an aggregate of 8,857,141 shares of Common Stock for issuance thereunder. As of June 13, 2024, there were (i) 1,184,652 shares of Common Stock available for grant under the 2018 Plan, and (ii) 6,116,362 shares of Common Stock subject to awards were outstanding under the 2018 Plan. As of June 13, 2024, we have an aggregate of 6,191,528 outstanding awards under the 2009 Stock Incentive Plan, 2014 Stock Incentive Plan, 2017 Stock Incentive Plan and 2018 Plan and have 1,215,448 available awards for grant under the 2017 Plan and 2018 Plan.

The Board of Directors has approved, subject to stockholder approval, the amendment to the 2018 Plan to increase by 30,000,000 the number of shares that may be granted under the 2018 Plan. The proposed amendment to our 2018 Plan (the “2018 Plan Amendment”) will increase the number of shares of Common Stock with respect to which awards may be granted under the 2018 Plan from 8,857,141 shares of Common Stock to 38,857,141 shares of Common Stock. If the amendment to the 2018 Plan is approved by our stockholders, the number of shares available for future awards will increase to 31,184,652 based on the number shares remaining available for grant under the 2018 Plan as of June 13, 2024.

The principal provisions of the 2018 Plan, as proposed to be amended, are summarized below and the proposed amendment to the 2018 Plan is attached hereto as Appendix A. The following discussion is qualified in its entirety by reference to the 2018 Plan.

Reasons for the Proposed Amendment

The Board recommends that stockholders vote “FOR” the adoption of the 2018 Plan Amendment to increase the number of authorized shares. In making such recommendation, the Board considered a number of factors, including the following:

•	In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, our Board of Directors would like to issue securities to our officers, directors and consultants.
•	Despite the fact that the number of shares issuable pursuant to the 2018 Plan increased since December 31, 2023 due to the forfeiture of outstanding options and the underlying shares of such forfeited options being again available for issuance, the 2018 Plan has a limited number of shares of Common Stock available for issuance.
•	Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The 2018 Plan Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.
•	Our Board of Directors has determined that there are not sufficient shares of Common Stock available under the 2018 Equity Plan to support the Company’s intended compensation programs over the next several years.
•	Our Board of Directors believes that the additional 30,000,000 shares will allow us to continue to meet our compensation goals for current and future years and will provide sufficient authorized shares available under the 2018 Plan for the grant of these awards.
•	As discussed further below under “Determination of Shares Available Under the Plan,” the Compensation Committee and the Board believe that the increase in the number of shares of Common Stock available under the 2018 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity incentives, an essential component of our overall compensation program.

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Stockholders are asked to approve the 2018 Plan Amendment to satisfy NYSE American requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the 2018 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code. In the event that our stockholders do not approve this proposal, the 2018 Plan Amendment will not become effective and awards will continue to be made under the 2018 Plan to the limited extent that there are available shares of our Common Stock to do so.

Determination of Shares to be Available for Issuance

The Board of Directors believes that the increase in the number of awards available under the 2018 Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards.

In order to determine the additional number of shares to request be added to the pool of shares available for future grant pursuant to the 2018 Plan, the Compensation Committee examined our burn rate, overhang and performed a dilution analysis The table below illustrates our Burn Rate and Overhang for the past three fiscal years.

	2023	2022	2021
Burn Rate (1)	1%	17%	9%
Overhang (2)	19%	21%	8%

———————

(1)	The Burn Rate has been calculated as (i) the number of shares subject to equity awards granted during a fiscal year, divided by (ii) the weighted average number of common shares outstanding for that fiscal year.

(2)	Overhang is (number of shares subject to equity awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

As of June 4, 2024, there were 98,827,831 shares of Common Stock outstanding. We also have an additional 59,292,133 shares of Common Stock issuable upon exercise of outstanding warrants and 6,191,528 shares of Common Stock issuable upon exercise of outstanding options. The table below shows our potential dilution levels based on our Common Stock outstanding (together with Common Stock issuable pursuant to outstanding warrants), equity awards outstanding, and our request for 30,000,000 additional shares to be available for awards pursuant to the 2018 Plan. The 30,000,000 shares represent approximately 19% of our Common Stock outstanding (together with Common Stock issuable pursuant to outstanding warrants) as of June 4, 2024. The Board believes that the 30,000,000 shares requested represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity awards, an important component of our compensation program.

	# Shares as of 6/4/2024	% of Common Shares Outstanding (together with Common Shares issuable upon exercise of outstanding warrants) as of 6/4/2024
New Share Reserve Proposal	30,000,000	19.0%
Shares Remaining Available for Future Issuance	1,215,448	* %
Stock Options Outstanding	6,191,528	3.9%
Total Awards Granted + Remaining Available for Grant and New Share Reserve	37,406,976	23.7%
Common Shares Outstanding (together with Common Shares issuable upon exercise of outstanding Warrants) as of 6/4/2024 (1)	158,119,964

 ______________________

* Less than 1%

(1) Composed of (i) 98,827,831 shares of Common Stock outstanding, (ii) 59,292,133 shares of Common Stock issuable upon exercise of outstanding warrants.

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Summary of the 2018 Plan

Administration

The 2018 Plan is administered by the Compensation Committee. The Compensation Committee has full authority to establish rules and regulations for the proper administration of the 2018 Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the 2018 Plan. The administrator of the 2018 Plan may modify outstanding awards as provided in the 2018 Plan.

Eligibility

Persons eligible to participate in the 2018 Plan include all of our employees, directors and consultants.

Shares

The 2018 Plan currently reserves an aggregate of 8,857,141 shares of our Common Stock for the issuance of awards under 2018 Plan. The proposed 2018 Plan Amendment increases the 8,857,141 shares reserved for issuance of awards under the 2018 Plan to 38,857,141 shares. The maximum number of shares that may be issued under the 2018 Plan is subject to adjustment, as described below. Shares issued under the 2018 Plan may be authorized but unissued shares of Common Stock or authorized and issued Common Stock held in the Company’s treasury.

If any shares subject to an award are forfeited, cancelled, exchanged or surrendered, or if an award terminates or expires without a distribution of shares, the shares of stock with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for awards under the 2018 Plan. The shares of stock surrendered or withheld as payment of either the exercise price of an option and/or withholding taxes in respect of an award shall no longer be available for awards under the 2018 Plan.

Awards

The 2018 Plan provides for the grant of: (i) incentive stock options (which may only be granted to employees of the Company or our subsidiaries); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards or cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2018 Plan. No stock option will be exercisable later than ten years after the date it is granted.

Stock Options. The Compensation Committee may grant incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the Fair Market Value (as such term is defined in the 2018 Plan) at the date of grant (except that, in the case of an incentive stock options granted to an individual that owns more than 10% of the total combined voting power of all classes of stock, the exercise price of such incentive stock option must be at least 110% of the Fair Market Value at the date of grant and exercisable for no more than five years). The option price is payable in cash or other consideration acceptable to the Company. As of the Record Date, the closing price of a share of Common Stock was $[●].

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights with such terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the Compensation Committee and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the Fair Market Value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the 2018 Plan administrator and as set forth in the stock appreciation right award agreement.

Restricted Stock. Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant and as set forth in the award agreement. The vesting of a restricted stock award may be conditioned upon the completion of a specified period of employment or service, the attainment of performance goals and/or other criteria as the administrator may determine in its sole discretion. The Compensation Committee may authorize the payment of dividends and the right to vote on the restricted stock during the restricted period, provided the award agreement so provides.

Restricted Stock Units. The Compensation Committee may grant restricted stock units in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant. Restricted stock units may be awarded independently of or in connection with any other award under the 2018 Plan. The award of a restricted stock unit represents the right to receive from the Company on the respective scheduled vesting or payment date, one share of Common Stock, which may be subject to the attainment of specified performance goals or targets and forfeitability provisions. A recipient of a restricted stock unit shall have no rights as a stockholder with respect thereto until such time as shares of Common Stock are issued to the participant upon the vesting of the restricted stock unit.

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Other Awards. The Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the 2018 Plan, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Adjustments Upon Changes in Stock

In the event that the Compensation Committee shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event has occurred, then the Compensation Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of stock which may thereafter be issued in connection with awards, (2) the number and kind of shares of stock, securities or other property (including cash) issued or issuable in respect of outstanding awards, (3) the exercise price, grant price or purchase price relating to any award, and (4) the maximum number of shares subject to awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

Change in Control

Unless otherwise determined in an award agreement, in the event of a Change in Control (as such term is defined in the 2018 Plan):

(a)  With respect to each outstanding award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a participant’s employment or service by the Company without Cause (as such term is defined in the 2018 Plan) during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(b)  With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

(c)  For purposes of the foregoing, an award shall be considered assumed or substituted for if, following the Change in Control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the Change in Control except that, if the award related to Shares, the award instead confers the right to receive Common Stock of the acquiring entity.

(d)  Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the award multiplied by (y) the number of shares granted under the award and (ii) with respect to any award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

Amendment and Termination

The Board of Directors or the Compensation Committee may terminate, suspend or amend the 2018 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NYSE American or any other market or stock exchange on which the Common Stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the 2018 Plan or (ii) decrease the exercise price of any outstanding option or stock appreciation right granted under the 2018 Plan. No amendment or termination of the 2018 Plan may, without the consent of a participant, adversely affect such participant’s rights under any outstanding award.

Unless sooner terminated by the Board, the 2018 Plan will terminate on the close of business on May 10, 2028, ten years from the original effective date.

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Miscellaneous

The 2018 Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of the Company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the 2018 Plan.

Material Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the 2018 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant. There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2018 Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition. If a participant disposes of shares of our Common Stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the participant disposes of shares of our Common Stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our Common Stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition. If a participant disposes of shares of our Common Stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our Common Stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax. Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

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For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our Common Stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2018 Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

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Section 409A

If an award under the 2018 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

New Plan Benefits

The grant of options and other awards under the 2018 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group.

Since it is not possible to determine the exact number of awards that will be granted under the 2018 Plan, the awards granted during fiscal 2023 under the 2018 Plan are set forth in the following table.

Name and position	Number of Restricted Stock Awards Granted	Number of Shares Underlying Options Granted
Jeffrey Wolf, Chief Executive Officer	—	—
William L. Ostrander, Vice President of Finance	—	—
All Current Executive Officers as a Group (2 persons)	—	—
All Current Non-Employee Directors as a Group (3 persons)	—	—
All Current Non-Executive Officer Employees as a Group	360,000	—

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2018 Plan.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2023.

	Number of securities to be issued upon exercise of outstanding	Weighted-average exercise price of outstanding	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected
Plan Category	options	options	in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2009 Stock Incentive Plan (1)	625	$230.07	—
2014 Stock Incentive Plan	16,760	186.48	21,228
2017 Stock Incentive Plan	27,163	19.40	30,082
2018 Stock Incentive Plan (2)	6,362,805	2.96	698,209
2021 Abacus Subsidiary Stock Incentive Plan	10,526	0.01	9,474
2021 Blackhawk Subsidiary Stock Incentive Plan	10,526	0.01	9,474
2021 Scorpius Biomanufacturing Subsidiary Stock Incentive Plan	—	—	7,245
2021 Skunkworx Subsidiary Stock Incentive Plan	10,526	1.67	9,484
2021 Employee Stock Purchase Plan	—	—	425,889
Total	6,438,931	$3.63	1,211,085

———————

(1)	The 2009 Stock Incentive Plan terminated, such that no further awards are available for issuance under this plan. Outstanding awards under this plan continue in accordance with the respective terms of such grants.
(2)	This table does not include the additional shares proposed to be authorized under the 2018 Plan pursuant to the 2018 Plan Amendment.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 3 at the 2024 Annual Meeting will be required to approve this proposal. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR 2018 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE THAT WE WILL HAVE AUTHORITY TO GRANT.

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 PROPOSAL 4

APPROVAL OF THE AMENDMENT

TO THE COMPANY’S CHARTER

TO EFFECT THE REVERSE STOCK SPLIT

The Board of Directors has adopted a resolution setting forth a proposed amendment to the Charter, to effect a reverse stock split of the issued and outstanding shares of Common Stock, a copy of which is set forth in the certificate of amendment annexed to this proxy statement as Appendix B, declared such amendment advisable, and is recommending that our stockholders approve, such proposed amendment. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of the Common Stock are being asked to approve the proposal that Article IV of the Charter be amended to effect a reverse stock split of the Common Stock at a ratio in the range of one (1) share of Common Stock for every five (5) shares of Common Stock to one (1) share of Common Stock for every hundred (100) shares of Common Stock. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of Common Stock. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of the 2024 Annual Meeting, this vote will be of no further force and effect the Board will seek stockholder approval before implementing any reverse stock split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

As of the Record Date, the Company had [●] shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-50, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [●] shares. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock, and the continued listing requirements of the NYSE American. Some of the factors the Board considered in determining the Reverse Stock Split Ratio range, included, but was not limited to, the following: the historical trading price and trading volume of the Common Stock; the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short-term and long-term, and general market, economic conditions, and other related conditions prevailing in our industry.

The Reverse Stock Split, if effected, will not change the number of authorized shares of Common Stock or Preferred Stock, or the par value of Common Stock or Preferred Stock; however, effecting the Reverse Stock Split will provide for additional shares of authorized but unissued shares of Common Stock. As of the date of this proxy statement, our current authorized number of shares of Common Stock is sufficient to satisfy all of our share issuance obligations and current financing plans and issuances under our share incentive plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized Common Stock that will become available for issuance following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of the Common Stock and maintain our listing on the NYSE American.

The Board believes that the current low per share market price of our Common Stock has a negative effect on the marketability of our existing shares. The Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the Common Stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the Common Stock. The Board anticipates that a Reverse Stock Split will result in a higher bid price for the Common Stock, which may help to alleviate some of these problems. The Board of Directors further believes that some potential employees are less likely to work for us if we have a low stock price or are no longer NYSE American listed, regardless of size of our overall market capitalization.

We believe that maintaining listing on the NYSE American will provide us with a market for the Common Stock that is more accessible than if the Common Stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the NYSE American. Among other factors, trading on the NYSE American increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by market makers. Further, a NYSE American listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our Common Stock in any strategic or financing transactions that it may undertake. We believe that prospective investors will view an investment in the Company more favorably if our shares qualify for listing on the NYSE American as compared with the OTC markets.

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We expect that a Reverse Stock Split of the Common Stock will increase the market price of the Common Stock so that we are able to maintain compliance with the NYSE American minimum listing standards. However, the effect of a Reverse Stock Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Stock Split, effectively reducing our market capitalization. The market price of our Common Stock may vary based on other factors that are unrelated to the number of shares outstanding, including our future performance.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, as to which no assurance can be given, the Board of Directors believes this increase will enable the Company to maintain its NYSE American listing and may facilitate future financings and enhance our ability to attract, retain, and motivate employees and other service providers.

If the stockholders approve the Reverse Stock Split Proposal and the Board of Directors determines to implement the Reverse Stock Split, we will file a certificate of amendment to amend the existing provision of our Charter to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Charter, which is annexed to this proxy statement as Appendix B.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Stock Split Ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except those stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares determined in the manner set forth below under the heading “Fractional Shares.” After the Reverse Stock Split, each share of the Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of Common Stock.

If the Board decides to implement the Reverse Stock Split, the Company would communicate to the public, prior to the effective time of the Reverse Stock Split, additional details regarding the Reverse Stock Split (including the final Reverse Stock Split Ratio, as determined by the Board). By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Split following receipt of stockholder approval of the Reverse Stock Split, and which Reverse Stock Split Ratio to implement, if any, the Board may consider, among other things, various factors, such as:

●	our ability to maintain our listing on the NYSE American;
●	the historical trading price and trading volume of the Common Stock;
●	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short and long term;
●	which Reverse Stock Split Ratio would result in the greatest overall reduction in our administrative costs; and
●	prevailing general market and economic conditions.

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Reasons for the Reverse Stock Split

To increase the per share price of our Common stock. As discussed above, the main objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of the Common Stock primarily to maintain its listing on the NYSE American. The NYSE American has discretion in determining whether or not to allow a company to stay listed with a low stock price. In addition, our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security.

To potentially improve the liquidity of the Common Stock. A Reverse Stock Split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Proposal is approved and the Board believes that effecting the Reverse Stock Split is in our best interest and the best interest of our stockholders, the Board may effect this Reverse Stock Split, regardless of whether our stock is at risk of delisting from NYSE American, for purposes of enhancing the liquidity of the Common Stock and to facilitate capital raising.

To increase the number of additional shares issuable under the Company’s charter. A Reverse Stock Split will reduce the nominal number of shares of Common Stock outstanding and the number of shares of Common Stock issuable on exercise of Company warrants or options, while leaving the number of shares authorized and issuable under our Charter unchanged. A Reverse Stock Split will therefor effectively increase the number of shares of the Common Stock that we are able to issue. This effective increase will facilitate future capital fundraising on our part. Until we generate sufficient revenue from operations, we will require additional capital funding. Some investors may find the Common Stock more attractive if the Reverse Stock Split is effected with additional assurance that we are unlikely to be limited in our ability to access needed capital by the number of shares of our Common Sock authorized for issuance. However, other investors may find the Common Stock a less attractive investment with the knowledge that additional dilution of the Common Stock is possible.

Potential Anti-takeover Effects of the Reverse Stock Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The relative increase in the number of shares of our Common Stock available for issuance vis-à-vis the outstanding shares of our Common Stock, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. It could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of shares of authorized and unissued shares of Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split Proposal is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as our financial results, market conditions, the market perception of our business and other risks, including those set forth in our SEC filings and reports, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

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The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. As noted above, the principal purpose of the Reverse Stock Split Proposal is to maintain a higher average per share market closing price of the Common Stock. However, the effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the Common Stock does not increase in proportion to the Reverse Stock Split Ratio, then our value, as measured by our market capitalization, will be reduced.

The Reverse Stock Split May Lead to Further Dilution of the Common Stock. Since the Reverse Stock Split Proposal would reduce the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable on exercise of our warrants or options, while leaving the number of shares authorized and issuable under our Charter unchanged, the Reverse Stock Split would effectively increase the number of shares of the Common Stock that we would be able to issue and could lead to dilution of the Common Stock in future financings.

Impact of a Reverse Stock Split If Implemented

A Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split Amendment will be that:

●	the number of issued and outstanding shares of Common Stock (and treasury shares), if any, will be reduced proportionately based on the final Reverse Stock Split Ratio, as determined by the Board;
●	based on the final Reverse Stock Split Ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and
●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Reverse Stock Split Ratio.

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The following table sets forth the approximate number of shares of the Common Stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of Common Stock at various exchange ratios, based on [●] shares of Common Stock actually outstanding as of June 13, 2024. The table does not account for fractional shares that will be paid in cash.

	Estimated Number of Shares of Common Stock Before Reverse Stock Split	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-20 basis	Estimated Number of Shares of Common Stock After Reverse Stock Split on a 1-for-50 basis
Authorized Common Stock	250,000,000	250,000,000	250,000,000
Shares of Common Stock issued and outstanding	[●]	[●]	[●]
Shares of Common Stock issuable under outstanding options, Preferred Stock, warrants and RSUs or reserved for issuance under existing plans	[●]	[●]	[●]
Shares of Common Stock authorized but unissued (Authorized Common Shares minus issued and outstanding shares, shares issuable upon outstanding options, warrants and RSUs and shares reserved for issuance under existing incentive plans, assuming the Plan Increase Proposal is not adopted)	[●]	[●]	[●]
Shares of Common Stock authorized but unissued (Authorized Common Shares minus issued and outstanding shares, shares issuable upon outstanding options, warrants and RSUs and shares reserved for issuance under existing incentive plans, assuming Plan Increase Proposal is adopted)	[●]	[●]	[●]

We are currently authorized to issue a maximum of 250,000,000 shares of our Common Stock. As of the Record Date, there were [●] shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, our current authorized number of shares of Common Stock is sufficient to satisfy all of our share issuance obligations and current financing plans and issuances under our share incentive plans. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

Effects of the Reverse Stock Split

Management does not anticipate that our financial condition, the percentage ownership of Common Stock by management, the number of our stockholders or any aspect of our business will materially change as a result of the Reverse Stock Split. Because the Reverse Stock Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, except to the extent the Reverse Stock Split will result in fractional shares, as discussed in more detail below.

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The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on NYSE American (other than to the extent it facilitates compliance with NYSE American continued listing standards). Following the Reverse Stock Split, the Common Stock will continue to be listed on the NYSE American, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after effecting the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effectiveness of the Reverse Stock Split. The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of an amendment to our Charter with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the amendment to our Charter, if filed, would be determined by the Board based on its evaluation as to when such action would be the most advantageous to us and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to proceed with the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the 2024 Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital. The proposed Reverse Stock Split will not affect the par value of our stock, which will remain at $0.0002 per share of Common Stock and $0.0001 per share of Preferred Stock. As a result, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split Ratio selected by the Board. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares. If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. We do not issue physical certificates to stockholders.

No Appraisal Rights. Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split described in the Reverse Stock Split Proposal, and we will not independently provide our stockholders with any such rights.

Fractional Shares. We do not intend to issue fractional shares in connection with the Reverse Stock Split. and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the NYSE American for the ten days preceding the Effective Time. After the Reverse Stock Split is effected, a stockholder will have no further interest in our Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

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Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders (except to the extent such discussion explicitly addresses non-U.S. holders) that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

•        a bank, insurance company or other financial institution;

•        a tax-exempt or a governmental organization;

•        a real estate investment trust;

•        an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•        a regulated investment company or a mutual fund;

•        a dealer or broker in stocks and securities, or currencies;

•        a trader in securities that elects mark-to-market treatment;

•        a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

•        a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

•        a corporation that accumulates earnings to avoid U.S. federal income tax;

•        a person whose functional currency is not the U.S. dollar;

•        a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;

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 •       a U.S. holder owning or treated as owning 5% or more of the Company’s Common Stock;

•        a person subject to Section 451(b) of the Code; or

•        a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. Partnerships holding Common Stock and partners in such partnerships should consult their own tax advisors about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a domestic trust.

A “non-U.S. holder” is, for U.S. federal income tax purposes, a beneficial owner of shares of Common Stock that is a not a U.S. holder or a partnership for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations. A U.S. holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our Common Stock, with any remaining amount being treated as capital gain. U.S. holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

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Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss as a result of the Reverse Stock Split. In particular, gain or loss will not be recognized with respect to a non-U.S. holder that receives cash in lieu of a fractional share of Common Stock and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to a non-U.S. holder who is an individual, such non-U.S. holder is present in the United States for less than 183 days in the taxable year of the Reverse Stock Split and other conditions are met, and (c) such non-U.S. holder complies with certain certification requirements. If such gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S., and if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by the non-U.S. holder in the United States, the non-U.S. holder will be taxed on a net income basis at the regular tax rates and in the manner applicable to U.S. holders, and if the non-U.S. holder is a corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply. If the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the Reverse Stock Split and certain other requirements are met, the non-U.S. holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty between the United States and such holder’s country of residence) on the net gain from the exchange of the shares of our Common Stock, which may be offset by certain U.S.-source capital losses of the non-U.S. holder, if any.

Notwithstanding the foregoing, with respect to a non-U.S. holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules), the gain will be treated as a dividend rather than capital gain to the extent of the non-U.S. holder’s ratable share of our current or accumulated earnings and profits as calculated for U.S. federal income tax purposes, then as a tax-free return of capital to the extent of (and in reduction of) the non-U.S. holder’s aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain.

We will withhold U.S. federal income taxes equal to 30% of any cash payments made to a non-U.S. holder as a result of the Reverse Stock Split that may be treated as a dividend, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable. For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a non-U.S. holder claiming a reduction in (or exemption from) such tax must provide us with a properly completed IRS Form W-8BEN (or other appropriate IRS Form W-8) claiming the applicable treaty benefit. Alternatively, an exemption generally should apply if the non-U.S. holder’s gain is effectively connected with a U.S. trade or business of such holder, and such holder provides us with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

Non-U.S. holders should consult their own tax advisors regarding possible dividend treatment and should consult their own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of Common Stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

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FATCA

Under the Foreign Account Tax Compliance Act (“FATCA”), withholding taxes may apply to certain types of payments made to “foreign financial institutions” (as specially defined in the Code) and certain other non-United States entities. Specifically, a 30% withholding tax may be imposed on dividends on stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, then, pursuant to an agreement between it and the U.S. Treasury or an intergovernmental agreement between, generally, the jurisdiction in which it is resident and the U.S. Treasury, it must, among other things, identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.

Any cash paid to a non-U.S. holder as a result of the Reverse Stock Split that is treated as dividend may be subject to withholding under FATCA unless the requirements set forth above are satisfied (if applicable) and appropriate certifications are made. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of our Common Stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Required Vote

The affirmative vote of the holders of a majority of the votes cast on the Proposal 4 at the 2024 Annual Meeting will be required to approve this proposal. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL 5

APPROVAL OF THE NOTE CONVERSION PROPOSAL

On May 1, 2024, we issued to Elusys Holdings Inc, a company controlled by our Chairman, Chief Executive Officer and President, Jeffrey Wolf, an amended and restated 1% convertible promissory note in the principal amount of $2,250,000 (the “Restated Note”) in exchange for that certain prior 1% convertible promissory note, dated January 26, 2024, issued to Elusys Holdings Inc. in the principal amount of $2,250,000.

The Restated Note bears interest at a rate of 1% per annum, matures on September 1, 2025 and will convert into shares of our Common Stock at the option of Elusys Holdings Inc. only if stockholder approval of the issuance of such shares of Common Stock issuable upon conversion of the Restated Note is obtained prior to the maturity date and approval of the NYSE American LLC of such share issuance is obtained. The conversion price of the Restated Note initially was equal to 110% of the volume weighted average price (VWAP) of Common Stock for the seven trading days prior to December 11, 2023 which was $0.39109; however, Section 2(b) of the Restated Note provided that if we consummated a public financing, subject to certain exceptions, within sixty days of May 1, 2024, the conversion price would be adjusted to be 110% of the per share purchase price of the Common Stock in such public financing(with such adjustment only being made upon the first financing in the event of multiple financings during the foregoing period). Based on the public offering that we consummated in May 2024, the conversion price of the Restated Note was adjusted to $0.11, resulting in the ability to convert the Restated Note into up to 20,781,771 shares of Common Stock (including the principal amount of $2,250,000 and all accrued interest thereon calculated as of the date of maturity).

Reasons for the Note Conversion Proposal

Our Common Stock is listed on the NYSE American and, as such, we are subject to the rules set forth in the NYSE American LLC Company Guide (the “Guide”). We are seeking stockholder approval of the Note Conversion Proposal in order to comply with Section 713 of the Guide which requires shareholder approval when additional shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into Common Stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. The $0.11 conversion price is less than the book value on the date of issuance of the original note and on the date of issuance of the Restated Note. Conversion of the Restated Note in full (including accrued interest) on the date of maturity, would result in Mr. Wolf beneficially owning approximately 22% of the Company’s outstanding shares of Common Stock assuming no exercise of any outstanding warrants and based upon the number of shares of our Common Stock outstanding as of the date of this proxy statement, with Mr. Wolf continuing to be the largest stockholder of the Company.

Stockholder approval of this Note Conversion Proposal could allow us to preserve cash by repaying the Restated Note, in full, through share issuances. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize the issuance of the Restated Note as it has already been issued. We are only asking for NYSE American purposes for approval of the issuance of the shares of Common Stock issuable upon full conversion of the Restated Note.

Potential Consequences if Proposal 5 is Not Approved

The failure of our stockholders to approve this Proposal 5 will mean that: (i) we cannot permit the conversion of the Restated Note, and (ii) at maturity we will be required to repay amounts owed under the Restated Note in cash.

Potential Adverse Effects of the Approval of Proposal 5

If this Proposal 5 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the shares of Common Stock upon conversion of the Restated Note. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

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Waiver of Stockholders Rights Plan

On March 11, 2018, our board of directors declared a dividend of one common share purchase right (a “Right”) for each outstanding share of our Common Stock, which was amended by Amendment No. 1 thereto on March 8, 2019, by Amendment No. 2 thereto on March 10, 2020, by Amendment No. 3 thereto on March 8, 2021, by Amendment No. 4 on March 11, 2022, by Amendment No. 5 thereto on March 11, 2023, by Amendment No. 6 thereto on December 11, 2023 and by Amendment No. 7 on March 11, 2024 to extend the expiration date of the stockholder’s rights plan to March 11, 2025.  The dividend was initially paid on March 23, 2018 (the “Record Date”) to the stockholders of record at the close of business on that date.  Each Right initially entitles the registered holder to purchase from us one share of Common Stock at a price of $14.00 per share of Common Stock (the “Purchase Price”), subject to adjustment.  The description and terms of the Rights are set forth in a Rights Agreement, dated as of March 11, 2018, as amended by Amendment No. 1 thereto dated March 8, 2019, Amendment No. 2 thereto dated March 10, 2020, Amendment No. 3 thereto dated March 8, 2021, Amendment No. 4 thereto dated March 11, 2022, Amendment No. 5 thereto dated March 11, 2023, Amendment No. 6 thereto dated December 11, 2023 and Amendment No. 7 thereto dated March 11, 2024 as the same may be further amended from time to time (the “Rights Agreement”), between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”). The Rights are designed to assure that all of our stockholders receive fair and equal treatment in the event of a hostile takeover of the Company, to guard against two-tier or partial tender offers, open market accumulations and other tactics designed to gain control of the Company without paying all stockholders a fair price, and to enhance the board of director’s ability to negotiate with any prospective acquiror. The Rights Agreement was waived with respect to the transaction.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware, our Charter or Bylaws.

Interests of Directors and Executive Officers

As discussed above, our Chairman, Chief Executive Officer and President, Jeffrey Wolf, has a substantial interest in the matters set forth in this proposal as Elusys Holdings, a company controlled by him, would receive up 20,781,771 shares of Common Stock upon conversion of the Restated Note in full (including accrued interest) on the date of maturity, which would result in Mr. Wolf beneficially owning approximately 22% of the Company’s outstanding shares of the Common Stock assuming no exercise of any outstanding warrants and based upon the number of shares of our Common Stock outstanding as of the date of this proxy statement. Upon such issuance, Mr. Wolf would exercise a significant level of control over all matters requiring stockholder approval, including the election of directors, mergers, acquisitions and other extraordinary transactions.

Required Vote

The affirmative vote of the holders of a majority of the votes cast on Proposal 5 at the 2024 Annual Meeting will be required to approve this proposal. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NOTE CONVERSION PROPOSAL.

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PROPOSAL 6

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if at the 2024 Annual Meeting the number of votes represented by shares of our Common Stock present or represented and voting in favor is insufficient to approve the Plan Increase Proposal, Reverse Stock Split Proposal, and/or the Note Conversion Proposal it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Plan Increase Proposal, Reverse Stock Split Proposal, and/or the Note Conversion Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the 2024 Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the 2024 Annual Meeting, and any adjourned session of the 2024 Annual Meeting, to use the additional time to solicit additional proxies in favor of the Plan Increase Proposal, Reverse Stock Split Proposal, and/or the Note Conversion Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of votes cast will vote against the Plan Increase Proposal, Reverse Stock Split Proposal, and/or the Note Conversion Proposal, we could adjourn or postpone the 2024 Annual Meeting without a vote on the Plan Increase Proposal, Reverse Stock Split Proposal, and/or the Note Conversion Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Plan Increase Proposal, Reverse Stock Split Proposal, and/or the Note Conversion Proposal.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 6 at the 2024 Annual Meeting will be required to approve this proposal. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE
ADJOURNMENT PROPOSAL.

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EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officer who is not a member of the Board of Directors.

Name	Age	Position	Served as an Officer Since
William Ostrander	55	Chief Financial Officer, Controller and Secretary	2019

William L. Ostrander, Chief Financial Officer and Secretary

Mr. Ostrander currently serves as our Chief Financial Officer, a position he was appointed to on January 4, 2021 and has served as our Secretary since September 25, 2019 when he joined our company as Vice President of Finance. Mr. Ostrander has over 22 years of experience in financial management at public and private companies. From November 2014 until joining our company, Mr. Ostrander served as Executive Director of Finance at Liquidia Technologies, Corporation, a publicly-traded biopharmaceutical company. Prior to that, he served as Senior Director of Finance and Accounting at KBI Biopharma, a biopharmaceutical contract services company. He also served as Manager of Finance at LexisNexis Risk Solutions, a data analytics solutions company. Prior to that, he served as Controller of Seisint Inc., a private information products company that was acquired by LexisNexis. He also served as Senior Manager, Finance and held other accounting and finance positions for Boca Research, a data communications hardware manufacturer. Mr. Ostrander holds a B.S. in Finance from Central Michigan University.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2023 executive compensation program for our named executive officers.

Set forth below is the compensation paid or accrued to our Named Executive Officers during the years ended December 31, 2023 and 2022:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Options (1)	Other	Total
Jeffrey Wolf	2023	$575,000	$—	$—	$—	$—	$575,000
Chairman and Chief Executive Officer	2022	$561,600	$281,000	$—	$2,328,529	$—	$3,171,129

William L. Ostrander	2023	$375,000	$—	$—	$—	$—	$375,000
Chief Financial Officer	2022	$350,000	$126,241	$—	$401,471	$—	$877,712

(1)	Represents the grant date fair value of option awards determined in accordance with FASB ASC Topic 718. We calculate the grant date fair value of option awards using the Black-Scholes option pricing model using assumptions set forth in Note 12 of the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Narrative Disclosure to Summary Compensation Table

Overview of Our Compensation Program

A. Philosophy and Objectives

Our primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with our overall business strategies for the creation of stockholder value and attract, motivate and retain highly qualified executives.

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Our executive compensation program is based on the following philosophies and objectives:

●	Compensation Should Align with Stockholders’ Interests — The Compensation Committee and our Board believes that executives’ interests should be aligned with those of the stockholders.

●	Compensation is Competitive — The Compensation Committee and Board seek to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize the return to stockholders and execute our operational and scientific strategy. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable in relation to comparable companies with which we compete for talent.

●	Compensation Motivates and Rewards the Achievement of Goals — Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual and long-term strategic and operational goals.

We seek to achieve these objectives through three key compensation elements:

●	Base Salaries Base salary is intended to provide our executive officers with basic non-variable compensation that is competitive considering each officer’s responsibilities, experience and performance, and our financial resources;

●	Discretionary Incentive Bonus — The Compensation Committee’s goal in granting incentive bonuses is typically to tie a portion of each executive officer’s compensation to our operating performance and to the officer’s individual contributions to that performance; and

●	Long-Term Equity Incentive Awards The goal of long-term equity incentive compensation is to align the interests of the executive officers with our stockholders and to provide the officers with a long-term incentive to manage from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock and other equity-based awards directly motivate an executive to maximize long-term shareholder value.

In order to enhance the Compensation Committee’s ability to carry out its responsibilities effectively, as well as maintain strong links between executive pay and performance, the Compensation Committee reviews compensation information for each Named Executive Officer, which includes the following information:

●	the annual compensation and benefit values that are being offered to each executive;

●	the value of all outstanding equity awards; and

●	discussions with our Chairman, Chief Executive Officer and other senior management in connection with compensation matters, as well as compensation consultants and other advisors from time to time.

B. Compensation Administration

Roles and Responsibilities of the Compensation Committee

The primary purpose of the Compensation Committee is to conduct reviews of our general executive compensation policies and strategies and oversee and evaluate our overall compensation structure and programs. The Compensation Committee confirmed that total compensation paid to our Named Executive Officers during the year ended December 31, 2023, in light of our cash restraints and available equity awards was reasonable and competitive. The following were our Named Executive Officers for the year ended December 31, 2023: Jeffrey Wolf, our Chief Executive Officer and William L. Ostrander, our Chief Financial Officer (collectively, our “Named Executive Officers”). Responsibilities of the Compensation Committee include, but are not limited to:

●	Establishing on an annual basis performance goals and objectives for purposes of determining the compensation of our Chief Executive Officer and other senior executive officers, evaluating the performance of such officers in light of those goals and objectives, and setting the compensation level for those officers based on this evaluation.

●	Recommending to the Board the compensation for independent Board members (including retainer, committee and committee chair’s fees, stock options and components of compensation as appropriate).

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●	Reviewing the competitive position of, and making recommendations to the Board with respect to, the cash-based and equity-based compensation plans and other programs relating to compensation and benefits.

●	Reviewing our financial performance and operations as well as our major benefit plans.

●	Overseeing the administration of our equity and other executive compensation plans, including recommending to the Board of Directors the granting of equity awards under those plans, and the approval or disapproval of the participation of individual employees in those plans.

●	Reviewing and approving for our Chief Executive Officer and other senior executive officers: (a) employment agreements; (b) severance agreements; (c) change in control agreements/provisions; and (d) any other material perquisites or other in-kind benefits.

●	Reviewing and making recommendations to the Board regarding the adoption of or revisions to any recoupment policy or clawback policy.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at www.scorpiusbiologics.com.

Use of Compensation Consultant

The Compensation Committee has the authority under its charter to retain compensation consultants to assist in carrying out its responsibilities. The Compensation Committee has from time to time retained consultants to provide independent advice on executive officer and director compensation. In December 2022, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation advisor. Meridian reported to the Chairman of the Compensation Committee and had direct access to the other members of the Compensation Committee. The Compensation Committee assessed the independence of Meridian pursuant to SEC rules and in accordance with NYSE American listing standards, noting that Meridian does not provide any services to the Company other than advice to the Compensation Committee regarding executive officer and director compensation, and concluded that no conflict of interest exists.

During 2022, Meridian principally provided analysis, advice and recommendations regarding named executive officer and non-employee director compensation. Meridian conducted a comprehensive assessment of our Named Executive Officer’s pay program relative to a peer group of 17 similarly-situated public companies that were pre-revenue cancer therapeutics companies with market capitalizations between $150 million and $1.6 billion. The elements of the Named Executive Officer’s pay programs assessed against peer group practices included: (1) base salary, (2) target annual incentives (bonuses), (3) target total cash compensation, (4) long-term incentives and (5) target total direct compensation. In addition, Meridian also provided an analysis of our pay mix relative to peer group practices. Meridian’s assessment included our Chief Executive Officer and Chief Financial Officer. In 2022, the Compensation Committee evaluated Meridian’s reports and, as they considered appropriate to achieve the best interests of the Company and its stockholders, made determinations related to 2022 cash bonuses and long-term equity awards based, in part, on Meridian’s reports.

The Compensation Committee set base salaries in December 2022, in part, on Meridian’s 2022 advice. The Compensation Committee did not retain Meridian or any other outside compensation consultant during 2023 as a decision was made not to pay cash bonuses or issue long-term equity awards.

Role of the Chief Executive Officer

Our Chief Executive Officer, Mr. Wolf, makes recommendations to the Compensation Committee regarding the compensation of our other named executive officers. Mr. Wolf does not participate in any discussions or processes concerning his own compensation.

Compensation Committee Consideration of Shareholder Advisory Votes

Based upon the vote of the Company’s shareholders at the 2019 annual meeting of stockholders, the Company currently provides its shareholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay proposal”) once every three (3) years. At our annual meeting of stockholders held on September 15, 2022, we submitted our executive compensation program that covers our Named Executive Officers to our stockholders for a nonbinding advisory vote. Our executive compensation program did not receive the support of holders of a majority of the shares that voted on this proposal at the annual meeting of stockholders. In response to the vote, with respect to 2022 compensation, we did not grant Mr. Wolf shares of restricted stock which in prior years resulted in a tax being required to be paid upon grant and resulted in a special bonus being granted to Mr. Wolf to cover taxes and instead we granted him options, which are not taxed upon grant and therefore we did not issue a special bonus to cover taxes. In 2023, the Company determined not to (i) pay cash bonuses in light of cash restraints or (ii) issue long-term equity awards due to the limited number of shares available for issuance under the 2018 Stock Incentive Plan.

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C. Competitive Considerations

In making compensation decisions with respect to each element of compensation for our Named Executive Officers, the Compensation Committee believes that it is important to be informed as to the competitive market practices at similarly situated public companies. In setting 2022 target total direct compensation levels for our Named Executive Officers, the Compensation Committee relied in part on reports prepared by Meridian effective December 7, 2022. The Compensation Committee set 2023 base salary based, in part, on Meridian’s 2022 advice. In 2023, the Compensation Committee determined not to pay any cash bonuses or issue long-term equity awards.

D. Components of Compensation

The allocation between cash and non-cash named executive officer compensation is influenced by subjective and objective factors considered by the Compensation Committee and is intended to reflect the Compensation Committee’s determination of the appropriate compensation mix among base pay, annual cash incentives and long-term equity incentives for each Named Executive Officers.

1. Base Salaries

We provide our Named Executive Officers a competitive level base salary commensurate with their position, responsibilities and experience. In setting the base salary, the Compensation Committee considers a number of factors including, peer group market data, our company performance, our financial resources, and each Named Executive Officer’s role and responsibilities, experience and individual performance. We design base pay to be competitive in attracting and retaining top talent.

Initial base salaries for the Named Executive Officers were set by their initial respective employment contracts and are reviewed annually by the Compensation Committee. In December 2022, the Compensation Committee reviewed Meridian’s reports and determined to increase base salary for our Chief Executive Officer based solely on a cost of living adjustment. In December 2022, the Compensation Committee determined that our Chief Financial Officer’s base salary levels were below market practice of our peer group; therefore his base salary was increased to $375,000. There have been no additional increases in base salary. The base salaries for our current Named Executive Officers for 2022, 2023, and 2024 are set forth below:

Named Executive Officer	Base Salary 2022	Base Salary 2023	Base Salary 2024
Jeffrey Wolf, Chief Executive Officer	$561,600	$575,000	$575,000
William L. Ostrander, Chief Financial Officer	$350,000	$375,000	$375,000

2. Bonuses

Each of our Named Executive Officer’s employment agreements provide that such officer is eligible for an annual cash bonus in the discretion of the Compensation Committee. In determining whether to award a cash bonus, the Compensation Committee considers the Company’s performance during the year and the executive’s contribution thereto. Focusing on individual performance enables the Compensation Committee to differentiate among executives and emphasize the link between personal performance and compensation.

For 2023, the Compensation Committee determined not to pay any bonuses to our Named Executive Officers due to cash restraints. For 2022, the Compensation Committee recommended to the full Board of Directors the following bonus payouts to our Named Executive Officers:

●	Jeffrey Wolf bonus. The Board approved the Compensation Committee’s recommendation that Mr. Wolf receive a $281,000 cash bonus (50% of gross salary which was his then target bonus percentage).

●	William Ostrander bonus. The Board approved the Compensation Committee’s recommendation that Mr. Ostrander receive a $122,500 cash bonus (35% of gross base salary which was his then target bonus percentage).

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The employment agreement with Jeffrey Wolf that was in effect during 2022 and 2023 provided that he was eligible for a cash performance bonus of up to fifty percent (50%) of his base salary which was increased to fifty five (55%) in December 2022 in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. William L. Ostrander’s employment agreement that was in effect for 2022 and 2023 provided for an annual bonus of up to thirty-five percent (35%) of his base salary which was increased to forty (40%) in December 2022 in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors.

3. Long-Term Incentives

Our Compensation Committee believes that equity awards are a key component of our executive compensation program. Long-term equity awards incentivize executives to deliver long-term shareholder value, while also providing a retention vehicle for our executives.

In 2023, it was determined that no equity-based compensation would be issued to the Named Executive Officers based upon the limited number of awards available for grant under the 2018 Plan at the time such determination was being made. We are soliciting stockholder approval to increase the number of shares available for issuance under our 2018 Plan. Assuming we obtain such stockholder approval, we intend to issue equity awards for 2023 performance, the details of which have not been determined.

In 2022 the Compensation Committee determined the size of equity awards granted to the Named Executive Officers based on the following factors: accounting impact, peer group market data, our company performance and each Named Executive Officer’s position, role and responsibilities, experience, tenure, individual performance and pro forma percent ownership. In addition, the Compensation Committee considered that there was a lack of realizable value from their prior awards since substantially all of the prior awards were of significant low value and/or underwater or held low value. The Compensation Committee also sought to better align the Chief Executive Officer’s equity ownership interest in our company with that of other chief executive officers of our peer group companies. The Compensation Committee determined in December 2022 to grant a combination of options to the Chief Executive Officer and the Chief Financial Officer.

On December 7, 2022, Mr. Wolf and Mr. Ostrander were granted a ten-year option to purchase 2,843,137 and 490,196 shares of our Common Stock respectively of which one third vests on January 2023 and the balance vests pro-rata over 36 months.

On August 2, 2021, the Board of Directors adopted the Heat Biologics, Inc. 2021 Subsidiaries Stock Incentive Plan (the “SSIP”). The SSIP is designed to compensate employees of our subsidiaries based on their responsibilities and for their contributions to the successful achievement of certain corporate goals and objectives of such subsidiaries and to share the success and risks of such subsidiaries based upon achievement of business goals. In addition, in August 2021 we issued to Mr. Wolf options under the SSIP to purchase 10,526, 10,638, 10,526 and 10,526 shares of common stock of Skunkworx Bio, Inc. (“Skunkworx”), Scorpius Biomanufacturing, Inc. (“Scorpius”), Abacus Biotech, Inc. (“Abacus”), and Blackhawk Bio, Inc. (“Blackhawk”), respectively and we issued Mr. Ostrander 2,127 shares of Common Stock of Scorpius, all subject to forfeiture if the Subsidiary Plan was not approved by our stockholders at our annual meeting of stockholders. At our Annual Meeting of Stockholders held on September 15, 2021, the SSIP was approved by our stockholders. Skunkworx, Scorpius, Abacus, and Blackhawk currently have 200,100, 200,100, 200,000 and 200,000 shares outstanding, respectively.

The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

Clawback Policy

The Board has adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.

The Compensation Committee shall determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable Company plan or program, including base salary, bonuses or commissions and compensation previously deferred by the executive officer.

The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

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Outstanding Equity Awards at Fiscal Year-End (December 31, 2023)

	Option Awards					Stock Awards
Name and Principal Position	Number of securities underlying unexercised options/ exercisable	Number of securities underlying unexercised options/ unexercisable		Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
Jeffrey Wolf	1,428	—		$603.40	06/11/2024	—	—
Chairman and	178	—		$317.10	1/12/2025	—	—
Chief Executive Officer	1,343	—		$172.90	1/11/2026	—	—
	1,071	—		$60.20	12/30/2026	—	—
	1,785	—		$60.90	1/03/2027	—	—
	8,508	—		$27.79	1/07/2028	—	—
	114,285	—		$7.42	1/02/2029	—	—
	285,714	—		$14.49	7/28/2030	—	—
	201,728	—		$8.40	8/24/2030	—	—
	147,980	—		$5.67	1/04/2031	—	—
	10,526	—		$1.67	8/02/2031	—	—
	10,526	—		$0.01	8/02/2031	—	—
	10,526	—		$0.01	8/02/2031	—	—
	161,774	—		$4.06	12/13/2031	—	—
	231,987	—		$4.06	12/30/2031	—	—
	1,526,870	1,316,267	(1)	$1.02	12/07/2032	—	—

William L. Ostrander	8,482	—		$3.64	9/25/2029	—	—
Chief Financial Officer	20,088	1,340	(2)	$4.20	3/12/2030	—	—
	51,487	—		$5.67	1/04/2031	—	—
	34,403	34,404	(3)	$4.06	12/13/2031	—	—
	263,253	226,943	(4)	$1.02	12/07/2032	—	—

______________________________

(1)	Issued December 7, 2022, 947,712 vested on January 3, 2023 and 1,895,425 vest on a pro-rata basis over 36 months beginning February 2, 2023.
(2)	Issued March 12, 2020, these options vest over a 48-month period beginning April 1, 2020.
(3)	Issued December 13, 2021, these options vest over a 48-month period beginning December 13, 2021.
(4)	Issued December 7, 2022, 163,398 vested on January 3, 2023 and 326,798 vest on a pro-rata basis over 36 months beginning February 2, 2023.

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Employment Agreements

On January 4, 2021, we entered into a new employment agreement with Jeffrey Wolf (the “Wolf Agreement”) to continue to serve as our Chief Executive Office and President, which agreement replaces the employment agreement that we entered into on November 22, 2009 and amended on November 22, 2011, January 20, 2014, January 11, 2016, January 1, 2017 and January 2, 2020. Pursuant to the terms of the Wolf Agreement, Mr. Wolf will receive an annual base salary of $540,000 per year which was amended in December 2022 to $575,000. He also may receive, at the sole discretion of the board, an additional cash performance-based bonus equal to up to fifty percent (50%) of his then outstanding base salary at the end of each year (which was amended to fifty five percent (55%) in December 2022) and a discretionary equity award, with the actual amount of his bonus to be increased in the sole discretion of the Board of Directors. In addition, he is to receive (i) an incentive cash bonus in an amount equal to 2% of the Transaction Consideration (as defined in the Wolf Agreement) paid in connection with the consummation of a Change in Control (as defined in the agreement), provided that such Change in Control results in the stockholders of the Company receiving (or being entitled to receive, whether upon the consummation of the Change in Control or at a future date) transaction consideration worth at least 125% of the average closing trading price of the Company’s Common Stock during the 20 trading-day period immediately preceding the consummation of the Change in Control and (ii) an equity bonus in the form of additional stock options or restricted stock units or shares of restricted stock equal to 2% of the total fully-diluted equity of the Company if our market capitalization is equal to or exceeds a valuation of $500 million or more for fifteen (15) business days or longer. If the Wolf Agreement is terminated for death or disability (as defined in the Wolf Agreement), he (or his estate in the event of death) will receive any unpaid base salary through the date of death or disability, any unpaid target bonus earned through date of termination and he shall be entitled to exercise any vested awards for the shorter of 24 months after termination and the remaining term of the award. If Mr. Wolf’s employment is terminated by us other than for Cause (as defined in the agreement) or by him for Good Reason (as defined in the Wolf Agreement), he will receive a payment of an amount equal to one (1) times his annual base salary plus his annual target bonus amount for the year of termination assuming payment in full of the annual target bonus, accelerated vesting of all unvested equity awards, extension of the time period in which to exercise awards equal to the lesser of 24 months after termination or the remaining term of the award and payment of COBRA premiums for the earlier or twelve months, the date he becomes eligible for other group benefits or his rights to COBRA expire. In addition, in the event the Company terminates Mr. Wolf’s employment upon or at any time in connection with a Change of Control Transaction (as defined in the Wolf Agreement), Mr. Wolf is entitled to a lump sum cash payment equal to 24 months of his current base pay, a cash payment equal to a pro-rated amount of his target annual target bonus for the year preceding termination, payment in full for COBRA for 12 months following termination and immediate vesting of the unvested portion of any outstanding equity awards and a period to exercise the awards equal to the lesser of 12 months after termination or the remaining term of the award. If within one year after the occurrence of a Change in Control, Mr. Wolf terminates his employment for Good Reason or the Company terminates his employment for any reason other than death, disability of cause Mr. Wolf is entitled to a lump sum cash payment equal to 24 months of his current base pay, a cash payment equal to his full target annual target bonus, payment in full for COBRA for 12 months following termination and immediate vesting of the unvested portion of any outstanding equity awards and a period to exercise the awards equal to the lesser of 24 months after termination or the remaining term of the award. Under the Wolf Agreement, Mr. Wolf has also agreed to non-competition provisions.

On December 15, 2021, we entered into a four-year employment agreement, effective as of January 1, 2022, with William Ostrander (the “Ostrander Employment Agreement”), to continue to serve as our Chief Financial Officer and Corporate Secretary, which replaced the offer letter we entered into with Mr. Ostrander on September 24, 2019. The Ostrander Employment Agreement replaced the Offer Letter entered into by us with Mr. Ostrander, dated September 23, 2019, as amended on January 1, 2020 and January 4, 2021. Pursuant to the Ostrander Employment Agreement, Mr. Ostrander is entitled to an annual base salary of $350,000 which was amended in December 2022 to $375,000 and will be eligible for discretionary performance bonus payments of thirty-five percent (35%) (which was amended to forty percent (40%) in December 2022) of his annual base salary. If Mr. Ostrander’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated by us without Just Cause (as defined in the Ostrander Employment Agreement) then in addition to paying the Accrued Obligations, (i) we shall continue to pay his then current base salary for a period of six (6) months; and (ii) the vesting on all unvested options shall be accelerated so that all options shall become fully vested. If his employment is terminated within one year of a Change of Control (as defined in the 2018 Stock Incentive Plan), he will be paid his then current base salary for a period of six (6) months.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined in Item 402(v) of Regulation S-K) and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for Non-PEO NEO (3)	Compensation Actually Paid to Non-PEO NEO (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Loss (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$575,000	$(700,899)	$375,000	$160,352	$8.21	$(46,833,186)
2022	$3,171,129	$1,593,877	$877,712	$618,595	$15.11	$(43,862,197)
2021	$5,907,572	$4,307,010	$822,669	$656,525	$56.72	$(35,400,807)

1 The dollar amounts reported in column (b) are the amounts of total compensation reported for Jeffrey Wolf, the Corporation’s Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Summary Compensation Table.”

2 The dollar amounts under column (c) represent the amount of “compensation actually paid” to Jeffrey Wolf, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Wolf during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Wolf's total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Stock Compensation Included in Summary Compensation (a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year-End (b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year-End (c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years (d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year (e)	Compensation Actually Paid
2023	$575,000	$—	$—	$—	$(511,370)	$(764,529)	$(700,899)
2022	$3,171,129	$2,328,529	$1,798,000	$—	$(1,089,177)	$42,454	$1,593,877
2021	$5,907,572	$4,597,949	$2,074,336	$1,155,371	$(209,903)	$(22,418)	$4,307,009

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a) The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b) The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c) The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d) The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e) For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

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3 The dollar amounts reported in column (d) are the amounts of total compensation reported for NEOs. The non-PEO NEO for each period was William Ostrander, the Corporation’s Chief Financial Officer. Refer to “Executive Compensation – Summary Compensation Table.”

4 The dollar amounts under column (e) represent the amount of “compensation actually paid” to William L. Ostrander, the sole Non-PEO NEO within the applicable years, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Ostrander during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Ostrander's total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Stock Compensation Included in Summary Compensation(a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year-End (b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year-End(c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years(d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year(e)	Compensation Actually Paid
2023	$375,000	$—	$—	$—	$(100,219)	$(114,429)	$160,532
2022	$877,712	$401,471	$310,000	$—	$(147,144)	$(20,502)	$618,595
2021	$822,669	$451,602	$239,747	$71,226	$(33,081)	$7,566	$656,525

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a) The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b) The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c) The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d) The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e) For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

5 Pursuant to SEC rules, the total shareholder return ("TSR") figures assume an initial investment of $100 on December 31, 2020. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The calculation of TSR was based upon the closing price of a share of the Corporation’s common shares on the last day of its 2023, 2022, 2021 and 2020 fiscal years, which prices were $0.44, $0.81, $3.04, $5.36, respectively

6 The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

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Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The charts below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

Compensation Actually Paid and Net Income

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net income (loss), on the other hand.

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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 SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Unless otherwise indicated the mailing address of each of the stockholders below is c/o Scorpius Holdings, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by them.

The following table sets forth information, as of June 4, 2024, or as otherwise set forth below, with respect to the beneficial ownership of our Common Stock (i) all persons known to us to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our current executive officer as a group. As of June 4, 2024, we had 98,827,831 shares of Common Stock outstanding.

Name of Beneficial Owner	Common Stock	Shares subject to Options (1)	Total Number of Shares Beneficially Owned	Percentage Ownership
Executive Officers & Directors
Jeffrey Wolf (Chairman of the Board of Directors, Chief Executive Officer and President)(2)	3,594,045	3,137,434	6,731,479	6.6%
William L. Ostrander (Chief Financial Officer and Secretary)	6,597	461,708	468,305	*
John K. A. Prendergast, Ph.D. (Director)	238,272	339,605	577,877	*
John Monahan, Ph.D. (Director)	73	245,578	245,651	*
Edward B. Smith, III (Director)	143	245,578	245,721	*

All Current Executive Officers and Directors, as a group (5 persons)	3,839,130	4,429,903	8,269,033	8.0%

_______________________________

* less than 1%

(1)	Represents shares subject to options that are currently vested and options that will vest and become exercisable within 60 days of June 4, 2024.
(2)	Includes warrants to purchase up to 2,500,000 shares of Common Stock acquired in our May 2024 public offering. Includes 11,025 shares of Common Stock held by Orion Holdings V, LLC and 10,231 shares of Common Stock held by Seed-One Holdings VI, LLC, entities for which Mr. Wolf serves as the managing member. Mr. Wolf is deemed to beneficially own the shares held by such entities as in his role as the managing member he has the control over the voting and disposition of any shares held by these entities. Does not include 26,468 shares of Common Stock beneficially owned by Mr. Wolf’s children’s trust of which Mr. Wolf is not the trustee. Mr. Wolf disclaims beneficial ownership of these shares except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities. In addition, if our company is traded on a recognized national exchange while Mr. Wolf is employed by us and the market capitalization of our company is equal to or in excess of $500 million for at least fifteen consecutive trading days, then Mr. Wolf will be entitled to receive an additional stock option equal to 2% of the then outstanding shares of our Common Stock, at an exercise price equal to the then current market price as determined in good faith by the board. Also does not include the shares of Common Stock to be issued upon conversion of the convertible note issued to Elusys Holdings (the “Note”), the conversion of which is in the sole discretion of Elusys Holdings and is subject to stockholder and NYSE American approval.

49

The following table sets forth information, as of June 4, 2024, or as otherwise set forth below, with respect to the beneficial ownership of our directors and named executive officers of the Common Stock of each of our subsidiaries set forth below and (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our executive officer as a group.

	Common Stock Beneficially Owned (%)
Name of Beneficial Owner	Pelican Therapeutics, Inc.(1)	Skunkworx Bio, Inc.(2)	Abacus Biotech, Inc.(2)	Scorpius Biomanufacturing, Inc. (2)	Blackhawk Bio, Inc.(2)
Jeffrey Wolf	3.1	5.0	5.0	5.0	5.0
William Ostrander	—	—	—	1.0	—
John K. A. Prendergast, Ph.D.	—	—	—	—	—
John Monahan, Ph.D.	—	—	—	—	—
Edward B. Smith, III	0.3	—	—	—	—

Total	3.4	5.0	5.0	6.0	5.0

_________________________

* less than 1%

(1)	The shares of common stock of Pelican were issued to each individual prior to Pelican becoming a subsidiary of our company.
(2)	Consists of options issued in each applicable subsidiary pursuant to our 2021 Subsidiaries Stock Incentive Plan. Percent is the beneficial ownership percent for each individual in the applicable subsidiary.

NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by Section 120 of the NYSE American Company Guide. For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

The following is a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement entitled 2023 Director Compensation, 2023 Executive Compensation, and payments to our executive officers during 2023 and 2022 and equity awards granted to our executive officers and directors during 2022.

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May 6, 2024 Public Offering

On May 16, 2024, Mr. Wolf purchased 2,500,000 units (the “Units”) in the public offering consummated by us on such date (the “May 2024 Offering”) upon the same terms as the other investors in the May 2024 Offering for a purchase price of $0.10 per Unit. Each Unit consisted of (i) one share of Common Stock and (ii) one warrant (the “Common Warrants”) to purchase one share of Common Stock at an exercise price of $0.12 per share (120% of the offering price per Unit). The Common Warrants are immediately exercisable for one share of Common Stock upon issuance for a period of five years following the date of issuance. The Units have no stand-alone rights and were not issued or certificated.

The Divestiture and Acquisition of Elusys Therapeutics

On December 27, 2023, pursuant to that certain Asset and Equity Interests Purchase Agreement, dated December 11, 2023 (the “Agreement”), that we entered into with Elusys Holdings Inc., a Delaware corporation (“Buyer” or “Elusys Holdings”), a company controlled by our Chairman, Chief Executive Officer and President, Jeffrey Wolf, we completed the sale to Elusys Holdings of: (i) all of the issued and outstanding equity interests in Elusys Therapeutics, Inc., our wholly owned subsidiary (“Elusys Therapeutics”), and (ii) the exclusive right to use the name “NightHawk” and ownership of any and all trademark, goodwill and other rights in connection with such name, which right and ownership will commence at a later date to be agreed upon by the parties (collectively, the “Purchased Assets”) (such transaction, the “Divestiture Transaction”).

Pursuant to the Agreement, at the December 27, 2023 closing of the Divestiture Transaction (the “Divestiture Closing”), Elusys Holdings assumed certain specified liabilities and manufacturing commitments relating to Elusys Therapeutics’ business, which at the time of the Divestiture were estimated at $51.4 million. The assumed liabilities and manufacturing commitments include all amounts owed to the former owners of Elusys Therapeutics under that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among us, Heat Acquisition Sub 1, Inc., Elusys Therapeutics and Fortis Advisors LLC, in its capacity as “Stockholders’ Representative,” which provides that we will remain liable if Elusys Holdings fails to satisfy its obligations to pay merger consideration under the Merger Agreement. In addition, from and after the Divestiture Closing, Elusys Holdings assumed all operating costs of Elusys Therapeutics, including the costs incurred after the closing related to Elusys Therapeutics employees, consultants, and regulatory and research costs. Mr. Wolf and William Ostrander, our Chief Financial Officer, will continue to serve in their current positions with us and also continue to serve as the Chief Executive Officer and Chief Financial Officer, respectively, of Elusys Holdings.

Pursuant to the Agreement, Elusys Holdings was obligated to pay us $500,000 on December 11, 2023, which payment was timely completed. Elusys Holdings  is further obligated to pay to us on an annual basis a royalty fee equal to 3% of gross revenue received by Elusys Holdings or any of its affiliates or their respective successors or licensees from all sales of the anthrax antitoxin known as ANTHIM® during the period commencing on January 1, 2024 and ending on June 30, 2031; provided that, if as of December 31, 2028, we have not received an aggregate of $5,000,000 in such royalty fees, Elusys Holdings  will be obligated to pay to us  no later than March 1, 2029 a cash payment equal to the difference between the aggregate amount of such royalty fees received by us and $5,000,000. As of December 31, 2023, the fair value of this contingent earn-out receivable, related party is $1.7 million. The fair value calculation used a discounted cash flow analysis over a period of five years (through December 31, 2028) that utilized a discount rate of 15.0%, risk-free rates ranging between 4.2% and 5.4%. The contingent earn out royalty payments were based on five year probability, adjusted revenue projections with probability rates between 85% and 97.5%.

We had acquired Elusys Therapeutics in April 2022 (the “Merger Closing Date”), when we consummated the transaction contemplated by the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with our wholly owned subsidiary (“Merger Sub”), Elusys Therapeutics and Fortis Advisors LLC with Elusys Therapeutics continuing as the surviving entity as our wholly owned subsidiary. Pursuant to the Merger Agreement, as merger consideration  we paid at the closing a cash upfront payment of $3,000,000 to certain of the equity holders of Elusys Therapeutics (the “Sellers”) and assumed and contributed $867,646 to the payment of 50% of certain Elusys lease termination and employee severance payments. We also paid to the Sellers (i) $2,000,000 and (ii) agreed to pay earn out payments for a period of 12 years from the Closing Date equal to 10% of the gross dollar amount of payments received during each one year period during such twelve year period with respect to any sale, license or commercialization anywhere in the world of ANTHIM® that either: (a) occurs during the first nine years after the Merger Closing Date in any respect; or (b) occurs thereafter pursuant to any contract, agreement, commitment or order that is placed, granted, awarded or entered into during the first nine years after the Closing Date. We will remain liable for the royalty payments if Elusys Holdings fails to satisfy the obligations it assumed in the Divestiture Transaction. In addition, Elusys Therapeutics shareholders’ received an additional payment of approximately $6.6 million, net from the fulfillment of an existing U.S. Government contract which we agreed to fulfill the future obligations of Elusys under such contract and pass through and distribute to the Sellers the revenue that is received under such contract minus the costs associated with such fulfillment obligations, subject to certain adjustments to the Merger Consideration specified in the Merger Agreement, including income taxes payable with respect to such payments. We also paid an additional $4.2 million to the Sellers pursuant to the terms of the Merger Agreement which further provided that eighty percent of any amounts paid to and received by Elusys Therapeutics after the Merger Closing Date and prior to June 30, 2023 with respect to the sale of 1,500 pre-filled vials of ANTHIM® shall be paid to the Sellers, subject to certain adjustments specified in the Merger Agreement. We also agreed to use commercially reasonable efforts to maintain, finance, operate and promote ANTHIM® and maintain the existing government contract and to continue to operate the Elusys business so as to allow the Sellers to receive the Merger Consideration.

Elusys Therapeutics was formed in 1998 by Jeffrey Wolf, our President, Chief Executive Officer and Chairman of the Board of Directors, who was a director of Elusys Therapeutics and directly and through affiliated entities owns approximately 1.2% of the outstanding stock of Elusys Therapeutics, in the form of Common Stock, which is subordinate in terms of distributions to the Elusys preferred stock. However, pursuant to the terms governing the Elusys Therapeutics preferred stock, the preferred stockholders of Elusys Therapeutics will receive all of the initial $5 million of Merger Consideration and all of the net payments from the $31 million of revenues related to fulfillment of the existing SNS contract. While the amount of earn out payments, if any, to be made over the 12 year period following closing is very uncertain, it also presently seems likely that most if not all of such payments will also be paid to the preferred stockholders of Elusys Therapeutics under the terms of such preferred stock. See” Business Recent Developments” for a more complete description of the Merger Agreement.

51

Shared Services Agreement

In connection with the Divestiture Transaction, on the date of Closing we entered into a shared services agreement (the “Shared Services Agreement”) described below.

In consideration for such services, the Buyer will pay fees to us for the services provided, and those fees will generally be in amounts intended to allow us to recover all of its direct and indirect costs incurred in providing those services. We will charge the Buyer a fee for services performed by (i) our employees which shall be a percentage of each employee’s base salary based upon an allocation of their business time spent providing such services and (ii) third parties, the fees charged by such third parties. Buyer will also pay us for general and administrative expenses incurred by us attributable to both the operation of the Buyer and us (other than the provision of the services performed by us employees) and the provision of the shared services.

Note issued to Elusys Holdings

On January 26, 2024 we issued to Elusys Holdings, Inc., an entity controlled by Jeffrey Wolf (“Elusys Holdings”), a convertible promissory note in the aggregate amount of $2,250,000 (the “Original Note”), the conversion of which is subject to both Elusys Holdings’ election and obtaining stockholder approval of the issuance of shares of our Common Stock upon such conversion. The Original Note bore interest at a rate of 1% per annum, matured on the one-year anniversary of its issuance and converted into shares of our Common Stock at the option of Elusys Holdings only if stockholder approval of the issuance of such shares of Common Stock issuable upon conversion of the Original Note is obtained prior to the maturity date. On May 1, 2024, we issued to Elusys Holdings an amended and restated 1% convertible promissory note in the principal amount of $2,250,000 (the “Restated Note”) in exchange for the Original Note.

The Restated Note bears interest at a rate of 1% per annum, matures of September 1, 2025 and will convert into shares of our Common Stock at the option of Elusys Holdings Inc. only if stockholder approval of the issuance of such shares of Common Stock issuable upon conversion of the Restated Note is obtained prior to the maturity date and approval of the NYSE American LLC of such share issuance is obtained. Proposal 5 seeks stockholder approval of the conversion of Restated Note. The conversion price of the Original Note was equal to 110% of the volume weighted average price (VWAP) of Common Stock for the seven trading days prior to December 11, 2023 which was $0.39109; provided that if we engaged in a public financing within 60 days of the date of issuance the price would adjust to be 110% of the per share purchase price of the Common Stock in such public financing. The Restated Note adjusted the conversion price such that it provides that if we consummate a public financing, subject to certain exceptions, within sixty days of May 1, 2024, the conversion price shall be adjusted to be 110% of the per share purchase price of the Common Stock in such public financing. Such adjustment shall only be made upon the first financing in the event of multiple financings during the foregoing period. Based on the public offering that we consummated in May 2024, the conversion price of the Restated Note is $0.11 resulting in the ability to convert the Restated Note into 20,781,771 shares of Common Stock (assuming conversion of the Restated Note on the date of maturity).

Review, Approval and Ratification of Transactions with Related Persons

The general policy of Scorpius and our Audit Committee is that all material transactions with a related-party and agreements with related parties, as well as all material transactions in which there is an actual, or in some cases, perceived, conflict of interest, will be subject to prior review and approval by our Audit Committee and its independent members, which will determine whether such transactions or proposals are fair and reasonable to our company and our stockholders. In general, potential related-party transactions will be identified by our management and discussed with our Audit Committee at our Audit Committee’s meetings. When reviewing a related party transaction, the Audit Committee shall take into account all of the relevant facts and circumstances available to it, including (if applicable), but not limited to (a) the material terms and conditions of the transaction; (b) the related party’s relationship to the Corporation; (c) the related party’s interest in the transaction; (d) the approximate dollar value of the transaction; (e) the availability from other sources of comparable products and services; and (f) an assessment of whether the transaction is on terms that are comparable to the terms available to the Corporation from an unrelated third party. Our policies and procedures regarding related-party transactions are set forth in our Audit Committee Charter and Code of Business Conduct and Ethics, both of which are publicly available on our website at www.scorpiusbiologics.com.

52

Indemnification agreements

Our third amended and restated certificate of incorporation contains provisions limiting the liability of directors and our Second Amended and Restated Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. In addition, we have entered and expect to continue to enter into agreements to indemnify our directors.

Independence of the Board of Directors

The Board of Directors undertook a review of the independence of the members of the Board of Directors and considered whether any director has a material relationship with our company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors, except Mr. Wolf, due to his position as President and Chief Executive Officer of our company, are “independent” as that term is defined under the rules of NYSE American. As a result, Dr. Monahan, Dr. Prendergast and Mr. Smith are deemed to be “independent” as that term is defined under the rules of NYSE American.

OTHER MATTERS

As of the date of this proxy statement, the Company’s Board of Directors knows of no other matters to be presented for stockholder action at the 2024 Annual Meeting. However, if any other matter is properly brought before the 2024 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Scorpius will be voted in accordance with the discretion of the proxyholder.

ANNUAL REPORT/FORM 10-K

Scorpius’ 2023 Annual Report on Form 10-K for the year ended December 31, 2023 to its stockholders is being mailed to certain stockholders concurrently with this proxy statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Scorpius Holdings, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.scorpiusbiologics.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Scorpius stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Scorpius Holdings, Inc., Attention: Corporate Secretary, 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560 or by calling us at (919) 240-7133. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

53

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), your proposal must be submitted in writing by [●], 2025, to the attention of the Corporate Secretary of Scorpius Holdings, Inc. at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560 and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

If you wish to submit a proposal (including a director nomination) at the meeting, but do not intend to have included in the proxy materials prepared by the Company in connection with the 2025 Annual Meeting, you must do so in accordance with Scorpius’ second amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. The Company’s Second Amended and Restated Bylaws provide that the nomination of persons for election to the Board and the proposal of business to be considered by stockholders may be made at the annual meeting as set out in the Company’s notice of such meeting, by or at the direction of the Board or by any stockholder of record of the Company who is entitled to vote at the meeting on such nomination or other proposal, and who complies with the requirements and notice procedures set forth in our Second Amended and Restated Bylaws. Any holder of Common Stock proposing to nominate an individual for election to the Board or proposing business to be considered by the Company’s stockholders at an annual meeting must give written notice and certain information to the Corporate Secretary of the Company generally not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting (however, if we hold the 2025 Annual Meeting of Stockholders on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice no earlier than 120 days prior to such annual meeting and no later than the later of 90 days prior to such annual meeting or 10 days after the day on which public announcement of the date of such meeting is first made by us we announce it publicly). As a result, stockholders who intend to present proposals at the 2025 Annual Meeting of Stockholders under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on March 21, 2025, and no later than the close of business on April 20, 2025, unless the 2025 Annual Meeting is held before June 19, 2025 or later than September 27, 2025. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 20, 2025. If the date of our 2025 Annual Meeting is changed by more than 30 days before or after July 19, 2025, then notice required by Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

All proposals should be addressed to the Corporate Secretary, Scorpius Holdings, Inc., 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

By order of the Board of Directors,

Jeffrey Wolf
Chairman, Chief Executive Officer and President

Morrisville, North Carolina

June [●], 2024

54

APPENDIX A

AMENDMENT NO. 5 TO THE

NIGHTHAWK BIOSCIENCES, INC.

2018 STOCK INCENTIVE PLAN

Dated: [ ], 2024

WHEREAS, the Board of Directors (the “Board”) of Scorpius Holdings, Inc. (the “Company”) heretofore established the NightHawk Biosciences, Inc. 2018 Stock Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of common stock of the Company available for grants of Awards thereunder (as of the date of this amendment, previously adopted the Plan) by an additional 30,000,000 shares of common stock to 38,857,141 shares of common stock; and

WHEREAS, the Board desires to further amend the Plan to reflect the change in the name of NightHawk Biosciences, Inc. to Scorpius Holdings, Inc.; and

WHEREAS, pursuant to Section 15 of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board has approved and authorized this Amendment No. 4 to the Plan and has recommended that the stockholders of the Company approve this Amendment No. 5;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1. The name of the Plan is hereby amended to be the “Scorpius Holdings, Inc. 2018 Stock Incentive Plan”.

2. Subject to approval of the Company’s stockholders, Section 4(a) of the Plan is hereby amended by increasing the share references in such section by an additional 30,000,000 shares of common stock to 38,857,141 shares of common stock, so that Section 4(a), as amended and restated, reads in its entirety as follows:

“(a)   Shares Available for Awards. The maximum aggregate number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options), as of [ ], 2024, shall be 38,857,141 shares. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.”

3.       Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 5 as evidence of its adoption by the Board on the date set forth above.

SCORPIUS HOLDINGS, INC.

By:
Name: Title: Dated:	Jeffrey Wolf Chairman, President and Chief Executive Officer

A-2

APPENDIX B

FORM OF

CERTIFICATE OF AMENDMENT
OF THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SCORPIUS HOLDINGS, INC.

Scorpius Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1.        The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation (the “Restated Certificate”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Restated Certificate of the Corporation as follows:

2.       Article IV is hereby amended to add the following paragraph immediately after the first paragraph of Article IV:

“Upon this Certificate of Amendment to the Restated Certificate becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”) the shares of the Corporation’s Common Stock, par value $0.0002 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that every [•]1 shares of issued and outstanding Common Stock immediately prior to the Effective Time are automatically combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.0002 per share (the “Reverse Stock Split”). Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq Capital Market for the ten (10) days preceding the Effective Time.

Each stock certificate or book-entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate or book-entry position shall have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time).”

3.        This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

1       The Board of Directors will have the discretion to effect the Reverse Stock Split at a ratio of any whole number between not less than 1-for-5 and not greater than 1-for-100.

[Signature Page Follows]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Restated Certificate to be signed by the undersigned duly authorized officer, this [     ] day of [       ], 2024.

SCORPIUS HOLDINGS, INC.

By:
Jeffrey Wolf
Chairman, Chief Executive Officer and President

B-2

SCORPIUS HOLDINGS, INC. 627 DAVIS DRIVE, SUITE 300 MORRISVILLE, NORTH CAROLINA 27560

SUBMIT PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 18, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SUBMIT BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 18, 2024. Have your proxy card in hand when you call and then follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ¨	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY
		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:					number(s) of the nominee(s) on the line below.
1.	Election of Directors	☐	☐	☐
Nominees:
	01 Jeffrey Wolf	02 John Monahan, Ph.D.	03 Edward B. Smith, III		04 John K.A. Prendergast, Ph.D.
The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.					For	Against	Abstain

2.	To ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for our fiscal year ending on December 31, 2024.				☐	☐	☐

3.	To approve an amendment to our 2018 Stock Incentive Plan to increase the number of shares of common stock par value $0.0002 per share (“Common Stock”) that we will have authority to grant under the plan by an additional 30,000,000 shares of Common Stock (the “Plan Increase Proposal”);				☐	☐	☐
4.	To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended, at the discretion of the Board of Directors of the Company, to effect a reverse stock split with respect to the Company’s issued and outstanding shares of Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-100 (the “Range”), with the ratio within such Range (the “Reverse Stock Split Ratio”) to be determined at the discretion of the Board and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment;				☐	☐	☐
5.	To approve the issuance of up to 20,781,771 shares of Common Stock to Elusys Holdings Inc., an entity controlled by Jeffrey Wolf, upon the conversion of the Amended and Restated Convertible Promissory Note (including the principal amount of $2,250,000 and all accrued interest thereon calculated as of the date of maturity) that was issued to Elusys Holdings Inc. on May 1, 2024 (the “Convertible Note Proposal”); and				☐	☐	☐
6.	To approve an adjournment of the 2024 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Plan Increase Proposal, the Reverse Stock Split Proposal and/or the Convertible Note Proposal.				☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Form 10-K are available at www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

SCORPIUS HOLDINGS, INC. 2024 Annual Meeting of Stockholders July 19, 2024 10:00 A.M. Eastern Time This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Jeffrey Wolf and William Ostrander, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of SCORPIUS HOLDINGS, INC. that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on July 19, 2024, at the offices of the Company, 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side